NEUBERGER BERMAN INVESTMENT ADVISERS LLC

1290 Avenue of the Americas

New York, NY 10104

(212) 476-8800

February 12, 2026

Dear Shareholder:

You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders (the “Meeting”) of Neuberger Berman Municipal Impact Fund (“Muni Impact”) and Neuberger Berman Municipal High Income Fund (“Muni High Income”) (each, a “Merging Fund”), each a series of Neuberger Berman Income Funds (the “Trust”). As a shareholder of a Merging Fund, you are being asked to approve a Plan of Reorganization and Dissolution (“Reorganization Plan”) under which each Merging Fund would be reorganized into Neuberger Berman Municipal Intermediate Bond Fund (the “Acquiring Fund”), another series of the Trust.

Neuberger Berman Investment Advisers LLC (the “Adviser”), the investment adviser to each Merging Fund and the Acquiring Fund, recommended each proposed reorganization to the Board of Trustees (the “Board”) of the Trust since the Merging Funds have failed to reach sufficient scale in over ten years of operations. As a result, the Adviser considered various options for each Merging Fund and recommended each proposed reorganization since the Acquiring Fund and each Merging Fund invests mainly in securities of municipal issuers, and the Adviser believes that the Acquiring Fund has better potential prospects for growth. The Acquiring Fund also has a lower management fee than each Merging Fund and each class of the Acquiring Fund has lower total annual operating expenses than each class of the Merging Fund.

However, there are differences between the investment objective, principal investment strategy, principal risks and fundamental investment policies of each Merging Fund and the Acquiring Fund. For example, while each Merging Fund and the Acquiring Fund seek high current income exempt from federal income tax, Muni Impact does so by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities. To pursue its goal, Muni High Income invests primarily in high-yielding municipal securities. The Acquiring Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity.

Additionally, each Merging Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers and related investments, the income from which is exempt from federal income tax. The Acquiring Fund normally invests at least 80% of its total assets in securities of municipal issuers. Each Merging Fund and the Acquiring Fund also may invest in debt securities of any maturity; however, the Acquiring Fund seeks to maintain an average weighted portfolio duration of between three and seven years. More information on these and other differences are described more fully in the accompanying Proxy Statement/Prospectus.

If the Reorganization Plan is approved, the closing date is anticipated to be May 15, 2026. If the Reorganization Plan is approved, you will receive shares of the Acquiring Fund with the same aggregate net asset value as your shares of the Merging Fund immediately prior to the closing date of the reorganization. Each proposed reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund. Please consult with your financial intermediary for more information on the impact that the reorganizations may have on you and your investments.

The Board unanimously recommends that you vote “FOR” the proposed Reorganization Plan for each Merging Fund as described in the Proxy Statement/Prospectus.

Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement/Prospectus and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone, mobile device or on the Internet.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares. If you have any questions about any proposal or the voting instructions, please call Broadridge, our proxy solicitor, at 888-563-6108 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Neuberger Berman Investment Advisers LLC at 800-877-9700 (Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern Time). Thank you for your time in considering these important proposals and for your continued support of each Merging Fund.

The Meeting will be held on March 31, 2026, beginning at 10:30 a.m. Eastern Time, in person at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of a Merging Fund present or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Sincerely,

Joseph V. Amato

President and CEO
Neuberger Berman Income Funds
1290 Avenue of the Americas
New York, NY 10104
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QUESTIONS AND ANSWERS

This section contains a brief Q&A which will help explain the proposed reorganizations, including the reasons for the reorganizations. Following this section is a more detailed discussion. We recommend that you read the complete Proxy Statement/Prospectus.

Q1.	What is this document and why did we send it to you?
A.	This document is a combined proxy statement for Neuberger Berman Municipal Impact Fund (“Muni Impact”) and Neuberger Berman Municipal High Income Fund (“Muni High Income”) (each, a “Merging Fund”), each a series of Neuberger Berman Income Funds (the “Trust”), and a prospectus for Neuberger Berman Municipal Intermediate Bond Fund (the “Acquiring Fund”), another series of the Trust. This Proxy Statement/Prospectus contains information that Merging Fund shareholders should know before voting on the proposed reorganization of a Merging Fund into the Acquiring Fund. It should be retained for future reference.
Q2.	What is happening?
A.	The Board of Trustees (the “Board”) of the Trust are recommending that shareholders of each Merging Fund approve the reorganization of each Merging Fund into the Acquiring Fund pursuant to a Plan of Reorganization and Dissolution (“Reorganization Plan”). A copy of the form of the Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix A. If approved by a Merging Fund’s shareholders, the respective Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Merging Fund. Following this transfer, shares of the Acquiring Fund will be distributed to shareholders of the Merging Fund in proportion to their shares of ownership interests in the shares of the Merging Fund on the closing date, which is expected to be as soon as practicable after the Reorganization Plan is approved by shareholders, but in no event later than May 15, 2026 (the “Closing Date”). The Merging Fund will then be terminated. These events, collectively, are referred to in this Proxy Statement/Prospectus as a “Reorganization.” Each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

As a Merging Fund shareholder, you are being asked to approve the Reorganization Plan. If shareholders of a Merging Fund do not approve the Reorganization Plan, they will remain shareholders of the Merging Fund, and the Board may consider possible alternatives determined to be in the best interests of the Merging Fund and its shareholders, including liquidation of the Merging Fund.

Q3.	How does the Board recommend that I vote?
A.	The Board recommends that you vote “FOR” each proposed Reorganization of a Merging Fund into the Acquiring Fund.
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Q4.	Why does the Board recommend I vote “FOR” each Reorganization?
A.	Neuberger Berman Investment Advisers LLC (the “Adviser” or “NBIA”) recommended to the Board that each Merging Fund be merged into the Acquiring Fund. In determining whether to approve each Reorganization, the Board, including all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of each Reorganization; (2) the compatibility of the investment programs of each Merging Fund and the Acquiring Fund; (3) the expense ratios of each Fund on a comparative basis; (4) the historical performance record of each Merging Fund and the performance record of the Acquiring Fund; (5) the historical asset levels of each Merging Fund and its prospects for future growth; (6) the prospects for future growth of the Acquiring Fund with the additional assets of each Merging Fund; (7) the continuity of advisory and other services provided by the Reorganization; (8) that the Adviser will bear the costs of the Reorganization (excluding any brokerage costs); (9) the differences in the principal investment strategies between each Merging Fund and the Acquiring Fund, including that each Merging Fund has a different 80% investment policy than the Acquiring Fund; and (10) the non-recognition of any gain or loss for federal income tax purposes to each Merging Fund or its shareholders as a result of the Reorganization. The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve each Reorganization.
Q5.	What are the differences between the Merging Funds and Acquiring Fund?
A.	The Acquiring Fund and each Merging Fund have a similar investment strategy in that each invests mainly in securities of municipal issuers, but there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of each Merging Fund and the Acquiring Fund. For example, while each Merging Fund and the Acquiring Fund seek high current income exempt from federal income tax, Muni Impact does so by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities. To pursue its goal, Muni High Income invests primarily in high-yielding municipal securities. The Acquiring Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity. Each Merging Fund and the Acquiring Fund also may invest in debt securities of any maturity; however, the Acquiring Fund seeks to maintain an average weighted portfolio duration of between three and seven years.

More information on other differences are described more fully in this Proxy Statement/Prospectus.

Q6.	What is the difference between the 80% investment policy of each Merging Fund and the Acquiring Fund?
A.	Each Merging Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers and related
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investments, the income from which is exempt from federal income tax. The Acquiring Fund normally invests at least 80% of its total assets in securities of municipal issuers. While there are wording differences in the 80% investment policy of the Acquiring Fund, all the 80% investment policies of each Fund require investments in securities of municipal issuers. Since each Fund is a municipal fund, each Fund’s 80% investment policy is a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act, which requires tax-exempt funds to adopt these as fundamental investment policies, which cannot be changed without a shareholder vote. Shareholders of each Merging Fund are being asked to vote on their respective proposed Reorganization and are not being asked to vote on this or any other fundamental investment policy.

Q7.	Will a Reorganization cause a Merging Fund’s portfolio to be repositioned?
A.	The Adviser has reviewed each Merging Fund’s current portfolio holdings and determined that those holdings generally are compatible with the Acquiring Fund’s investment objective and policies. As a result, the Adviser believes that all or substantially all of each Merging Fund’s assets could be transferred to and held by the Acquiring Fund. Nevertheless, in executing the Acquiring Fund’s investment strategy, the portfolio managers may determine to sell some or a substantial portion of the assets of a Merging Fund prior to or immediately after the completion of its Reorganization. The Adviser currently anticipates that, prior to or immediately after the Reorganization, approximately 11% of Muni Impact’s securities and approximately 2% of Muni High Income’s securities will be sold as a result of repositioning the securities of the respective Merging Fund in connection with the Reorganization. The Adviser estimates that the total brokerage commissions incurred as a result of repositioning the Merging Funds will be approximately $50,000. The Acquiring Fund will pay any fees payable to governmental authorities for the registration or qualification of the Acquiring Fund shares distributable to each Merging Fund’s shareholders pursuant to the Reorganizations and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Acquiring Fund. The anticipated level of repositioning is not due to any investment restrictions of the Acquiring Fund but rather to align with desired portfolio allocations for the Acquiring Fund. Prior to the closing of a Reorganization, a Merging Fund will pay to its shareholders a cash distribution consisting of any undistributed net tax-exempt interest income, any undistributed investment company taxable income and/or any undistributed realized net capital gains, to the extent such distributions are necessary. Except with respect to exempt interest dividends, this distribution would be taxable to Merging Fund shareholders that are subject to tax. To the extent the Acquiring Fund sells securities received from a Merging Fund following the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders, to the extent such gains would exceed any available capital loss carryforwards that the Acquiring Fund is able to use. The Adviser estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to shareholders given the capital loss carryforwards available to the Acquiring Fund following the Reorganizations. However, following the Reorganizations, the Acquiring Fund's ability to use capital loss carryforwards of the Merging Funds may be subject to certain limitations.
Q8.	How will a Reorganization affect me as a Merging Fund shareholder?
A.	If approved, all assets and liabilities of each Merging Fund will be transferred to the Acquiring Fund. You, as a shareholder of a Merging Fund, will receive shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Merging Fund that you owned at the time of the Reorganization.

After the Reorganization, you will hold shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that you owned prior to the Reorganization. You will not receive a physical share certificate.

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Q9.	Are the expenses higher or lower for the Acquiring Fund as compared to the Merging Funds?
A.	The Acquiring Fund has a lower management fee than each Merging Fund and each class of the Acquiring Fund has a lower total annual operating expense ratio/total net annual operating expense ratio than each respective class of the Merging Fund. In addition, the Adviser has entered into a contractual expense limitation (which runs through October 31, 2028, and which the Adviser has agreed to extend until October 31, 2029) to further reduce expenses of the Acquiring Fund until at least the termination date of such arrangement. For more information, see “Summary – Fees and Expenses” later in this Proxy Statement/Prospectus.
Q10.	Will you have to pay any sales load, commission or other similar fee in connection with a Reorganization?
A.	No. You will not pay any sales load, commission or other similar fee in connection with a Reorganization. Each Merging Fund’s Class A shares are currently subject to a front-end sales charge. While the Merging Funds’ Class A shares charge a contingent deferred sales charge (“CDSC”) on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge, and its Class C shares eliminate its CDSC one year after purchase, if the Reorganization is approved, the Adviser will waive all such CDSCs effective as of the approval date of the Reorganization.
Q11.	Can I still purchase shares of a Merging Fund until its Reorganization? What if I want to exchange my shares into another Neuberger fund prior to the Reorganization of my Fund?
A.	You may continue to purchase or exchange shares of a Merging Fund through May 12, 2026. Purchase or exchange orders for Merging Fund shares must be placed by May 12, 2026. The last day to redeem Merging Fund shares or exchange Merging Fund shares for shares of another fund in the Neuberger fund family will be May 13, 2026. Redemption orders for Merging Fund shares or exchange orders for another fund in the Neuberger fund family must be placed by May 13, 2026.

Q12.	Will a Reorganization result in any federal tax liability to me?
A.	Each Reorganization is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Plan, the Trust will receive an opinion of counsel, with respect to each Reorganization, that the transaction will be a tax-free reorganization. The unrealized gains and losses for each Merging Fund will carry over to the Acquiring Fund in the Reorganization and will continue to be distributed in a manner consistent with the Acquiring Fund. Realized gains and net income of each Merging Fund will be distributed prior to a Reorganization.
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You should consult your tax advisor about possible state and local tax consequences of a Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q13.	What will happen if a Merging Fund’s shareholders do not approve the Reorganization?
A.	If a Merging Fund’s shareholders do not approve the Reorganization, you will remain shareholders of that Merging Fund and the Board may consider possible alternatives determined to be in the best interests of that Merging Fund and its shareholders, which may include liquidation of that Merging Fund.

As noted above, each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

Q14.	Who will pay for the Reorganizations?
A.	The costs of the Reorganizations will be borne by the Adviser, Neuberger Berman Investment Advisers LLC, whether or not each Reorganization is consummated, excluding any brokerage costs. Any brokerage costs, including any brokerage costs related to repositioning the portfolio of a Merging Fund, will not be borne by the Adviser. Please see the answer to Question 7 above for more information on the anticipated repositioning and estimated brokerage costs.
Q15.	How do I vote my shares?
A.	Shareholders may vote via the Internet, by accessing the website address printed on the enclosed voting instruction card; on your mobile device, by downloading the ProxyVote App where you can scan the control number on your voting form to vote; or in person at the meeting.

Shareholders may also indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. To vote by telephone, mobile device or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling 800-877-9700. If you hold your shares through a financial intermediary and would like to attend the Meeting, please follow the instructions on the proxy voting form or other similar form you receive from your financial intermediary. If you hold shares of the Merging Fund through NBIA’s private wealth management program, NBIA may vote your shares on your behalf. NBIA will provide the information regarding the Reorganizations to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares. Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.

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NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.

Any shareholder who has returned a proxy card has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Merging Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card or voting instruction card must be received by a Merging Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Q16.	Whom do I contact for further information?
A.	You can contact your financial advisor for further information. If you are a Neuberger Berman Private Wealth Management client, you may contact your advisor at 800-223-6448. You may also contact each Merging Fund at 800-877-9700. You may also visit our website at www.nb.com.

Important additional information about each Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

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NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

1290 Avenue of the Americas

New York, New York 10104

(212) 476-8800

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 31, 2026

_________________________

February 12, 2026

Dear Shareholder:

A Special Meeting (the “Meeting”) of shareholders of the Neuberger Berman Municipal High Income Fund (“Muni High Income”) and Neuberger Berman Municipal Impact Fund (“Muni Impact”) (each, a “Merging Fund”), each a series of Neuberger Berman Income Funds, will be held on March 31, 2026, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. Shareholders will have the option to attend the Meeting in person. At the Meeting, shareholders of the Merging Funds will be asked to consider and act upon the following proposals:

For Muni High Income:

(1)	To approve a Plan of Reorganization and Dissolution for Neuberger Berman Municipal High Income Fund into Neuberger Berman Municipal Intermediate Bond Fund, and the transactions contemplated thereby, including (a) the transfer of all assets of Neuberger Berman Municipal High Income Fund to, and the assumption of all its liabilities by, Neuberger Berman Municipal Intermediate Bond Fund in exchange solely for shares of Neuberger Berman Municipal Intermediate Bond Fund having an aggregate net asset value equal to the value of the Neuberger Berman Municipal High Income Fund’s net assets, (b) the distribution of those Neuberger Berman Municipal Intermediate Bond Fund shares pro rata to shareholders of Neuberger Berman Municipal High Income Fund, and (c) the termination of Neuberger Berman Municipal High Income Fund.
(2)	To transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.

For Muni Impact:

(1)	To approve a Plan of Reorganization and Dissolution for Neuberger Berman Municipal Impact Fund into Neuberger Berman Municipal Intermediate Bond Fund, and the transactions contemplated thereby, including (a) the transfer of all assets of Neuberger Berman Municipal Impact Fund to, and the assumption of all its liabilities by, Neuberger Berman Municipal Intermediate Bond Fund in exchange solely for shares
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of Neuberger Berman Municipal Intermediate Bond Fund having an aggregate net asset value equal to the value of the Neuberger Berman Municipal Impact Fund’s net assets, (b) the distribution of those Neuberger Berman Municipal Intermediate Bond Fund shares pro rata to shareholders of Neuberger Berman Municipal Impact Fund, and (c) the termination of Neuberger Berman Municipal Impact Fund.

(2)	To transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of a Merging Fund at the close of business on January 16, 2026 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about any proposal or the voting instructions, please call NBIA at 800-877-9700. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of a Merging Fund may be voted on only in person or by written proxy.

Each Merging Fund will admit to the Meeting: (1) all shareholders of record of the Merging Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date and who bring such proof to the meeting, such as a letter or account statement from a broker, (3) persons who have been granted valid proxies and (4) such other persons that the Merging Fund, in its sole discretion, may elect to admit. In addition, if you hold your shares through a financial intermediary and would like to attend the Meeting, please follow the instructions on the proxy voting form or other similar form you receive from your financial intermediary. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 800-877-9700.

Unless proxy cards or voting instruction cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the proposals and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

By order of the Board of Trustees,

Claudia A. Brandon

Secretary of the Trust

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The “Neuberger Berman” and “Neuberger” names and logos and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either a service mark or registered service mark of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC. © 2025 Neuberger Berman Investment Advisers LLC. All rights reserved.

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Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears on the proxy card.

(2) Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) John B. Smith	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF THE FUND YOU OWN.

PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of the Fund. Please fill out and return each proxy card.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone, mobile device and by internet.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

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NEUBERGER BERMAN INCOME FUNDS

1290 Avenue of the Americas

New York, NY 10104

(212) 476-8800

PROXY STATEMENT/PROSPECTUS

Reorganization of the nEUBERGER BERMAN MUNICIPAL HIGH INCOME FUND & NEUBERGER BERMAN MUNICIPAL IMPACT FUND,
into the neuberger berman MUNICIPAL INTERMEDIATE BOND FUND each, a series of Neuberger Berman Income Funds

February 12, 2026

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Neuberger Berman Municipal High Income Fund (“Muni High Income”) and Neuberger Berman Municipal Impact Fund (“Muni Impact”) (each, a “Merging Fund”), each a series of Neuberger Berman Income Funds (the “Trust”), in connection with a Special Meeting (the “Meeting”) of its shareholders to be held on March 31, 2026, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (the “Adviser” or “NBIA”), 1290 Avenue of the Americas, New York, New York 10104, at which those shareholders will be asked to approve the reorganization of each Merging Fund into Neuberger Berman Municipal Intermediate Bond Fund (the “Acquiring Fund”), another series of the Trust.

This Proxy Statement/Prospectus constitutes the proxy statement of each Merging Fund for the Meeting and the prospectus for the Acquiring Fund. The Board of Trustees of the Trust (the “Board”) has approved the reorganization of each Merging Fund, pending shareholder approval, and has determined that the reorganization is in the best interests of each Fund and their respective shareholders and that the interests of each Fund’s shareholders would not be diluted.

The Acquiring Fund has the same investment adviser and has a similar investment strategy in that it also invests mainly in securities of municipal issuers, but there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of the Merging Funds and Acquiring Fund. These differences are summarized below.

The Acquiring Fund has a lower management fee than each Merging Fund and each class of the Acquiring Fund has a lower total annual operating expense ratio/total net annual operating expense ratio than each class of each Merging Fund. In addition, the Adviser has entered into a contractual expense limitation (which runs through October 31, 2028, and which the Adviser has agreed to extend until October 31, 2029) to further reduce expenses of the Acquiring Fund until at least the termination date of such arrangement.

Throughout this Proxy Statement/Prospectus, we refer to each transaction as a “Reorganization” and collectively, as the “Reorganizations.” For purposes of this Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of each Merging Fund. The Trust is an open-end management investment company organized as a Delaware statutory trust. NBIA is the investment adviser to each Merging Fund and the Acquiring Fund.

If approved by shareholders of a Merging Fund, a Reorganization will be effected by the transfer of all assets of a Merging Fund in exchange solely for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of all liabilities of the Merging Fund. As soon as practicable after a Reorganization is approved, but no later than May 15, 2026 (the “Closing Date”), Merging Fund shareholders will receive shares of the Acquiring Fund with the same total net asset value (“NAV”) as that shareholder’s Merging Fund shares.

Each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

If a Reorganization is approved, in preparation for the Reorganization, the last day to purchase or exchange for shares of the Merging Fund will be May 12, 2026. Purchase or exchange orders for Merging Fund shares must be placed by May 12, 2026. The last day to redeem Merging Fund shares or exchange Merging Fund shares for shares of another fund in the Neuberger fund family will be May 13, 2026. Redemption orders for Merging Fund shares or exchange orders for another fund in the Neuberger fund family must be placed by May 13, 2026. All Merging Fund shares will be converted into Acquiring Fund shares in connection with the Reorganization, which is expected to close after the end of trading on or about May 15, 2026.

This Proxy Statement/Prospectus concisely sets forth information that a Merging Fund shareholder should know before voting on the respective Reorganization and should be retained for future reference. A Statement of Additional Information relating to this Proxy Statement/Prospectus dated February 12, 2026 (“SAI”) has been filed with Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A copy of the SAI may be obtained without charge by writing or calling the Acquiring Fund at the address and telephone number shown on the prior page.

In addition, the following documents each have been filed with the SEC, and are incorporated herein by reference:

•	the Prospectus and the Statement of Additional Information for the Neuberger Berman Income Funds, dated February 26, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0001013762-25-000188); and
•	the Annual Report of the Neuberger Berman Income Funds for the fiscal year ended October 31, 2025, which has previously been sent to shareholders of the respective Fund and the related financial statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-03802) (Accession No. 0000898432-26-000013).

This Proxy Statement/Prospectus will be mailed on or about February 12, 2026 to shareholders of record of each Merging Fund as of January 16, 2026.

Each Merging Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC. Reports and other information about each Merging Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Each Merging Fund’s Prospectus, Statement of Additional Information, annual report, semi-annual report, financial statements and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Merging Funds at Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling toll-free at 877-628-2583. They are also available, free of charge, at www.nb.com.

The Acquiring Fund’s Prospectus, Statement of Additional Information, annual report, financial statements and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Acquiring Fund at Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling toll-free at 877-628-2583. They are also available, free of charge, at www.nb.com.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE

AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

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SUMMARY

The following summarizes more complete information appearing later in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

About the Reorganizations

The Board, including all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) (“Independent Trustees”), proposes that each Merging Fund reorganize into the Acquiring Fund and that each Merging Fund shareholder become a shareholder of the Acquiring Fund. The Board recommends that you vote “FOR” each applicable Reorganization.

Merging Fund		Acquiring Fund
Neuberger Berman Municipal High Income Fund	→	Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Municipal Impact Fund

Each Merging Fund and the Acquiring Fund is a series of Neuberger Berman Income Funds, a Delaware statutory trust. The Trust is an open-end management investment company registered with the SEC. The Merging Funds and the Acquiring Fund are organized as separate series of the Trust. Neuberger Berman Investment Advisers LLC serves as investment adviser to the Merging Fund and the Acquiring Fund.

If approved, in each Reorganization, the Acquiring Fund would acquire all of the assets of each Merging Fund in exchange solely for the assumption of all the liabilities of the Merging Fund and the issuance of shares of the Acquiring Fund to be distributed pro rata by the Merging Fund to its shareholders in complete liquidation and dissolution of the Merging Fund. As a result of each Reorganization, each shareholder of a Merging Fund would become the owner of the Acquiring Fund’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in the Merging Fund on the Closing Date. Each Reorganization is independent of the other, and the Reorganization of either Merging Fund may proceed even if the Reorganization of the other Merging Fund is postponed or cancelled.

The Acquiring Fund currently offers four classes of shares, Class A, Class C, Institutional Class, and Investor Class shares. Each Merging Fund currently offers three classes of shares, Class A, Class C, and Institutional Class shares. Each Merging Fund shareholder would receive shares of the same class of the Acquiring Fund having the same aggregate value as such shareholder owns on the Closing Date of a Reorganization. Each Merging Fund’s respective class of shares has the same purchase, distribution, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund. You will not receive a physical share certificate.

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Fees and Expenses

As an investor in any fund, one pays different types of fees and expenses when buying and holding shares. Shareholders pay certain of these fees and expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Merging Fund and the Acquiring Fund. For the Reorganizations, the tables below show the fees and expenses of each class of shares of each Merging Fund and the respective classes for the Acquiring Fund and the pro forma fees and expenses of the respective class of shares of the Acquiring Fund after giving effect to each proposed Reorganization. Expenses for each Fund are based on the operating expenses incurred by each respective class of shares for the fiscal year ended October 31, 2025. The pro forma of the respective class of shares of the Acquiring Fund assumes that each Reorganization takes place as expected, that the Acquiring Fund’s net assets are approximately equal to the combined net assets of the Funds as of October 31, 2025, and that each Reorganization had been in effect for the same period. The Acquiring Fund (Pro Forma) column shows the fees and expenses that will apply going forward.

Reorganization of Muni Impact into Acquiring Fund

	Institutional Class Shares
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.40	0.29	0.29
Distribution and/or shareholder service (Rule 12b-1) fees	None	None	None
Other expenses	0.44	0.19	0.16
Total annual operating expenses	0.84	0.48	0.45
Fee waiver and/or expense reimbursement	0.41	0.18	0.15
Total annual operating expenses after fee waiver and/or expense reimbursement	0.43[1]	0.30[2]	0.30[2]

1 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Institutional Class so that the Annual Operating Expenses of the class are limited to 0.43% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni Impact has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause

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Annual Operating Expenses to exceed 0.43% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Institutional Class so that the Annual Operating Expenses of the class are limited to 0.30% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.30% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Class A Shares
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	4.25	4.25
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	0.25	0.25	0.25
Other expenses	1.37	0.23	0.22
Total annual operating expenses	2.14	0.89	0.88
Fee waiver and/or expense reimbursement	1.34	0.22	0.21
Total annual operating expenses after fee waiver and/or expense reimbursement	0.80[2]	0.67[3]	0.67[3]

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Class A so that the Annual Operating Expenses of the class are limited to 0.80% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.80% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class A so that the Annual Operating Expenses of the class are limited to 0.67% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.67% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

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	Class C Shares
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	1.00	1.00	1.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	1.00	1.00	1.00
Other expenses	3.04	0.27	0.30
Total annual operating expenses	4.56	1.68	1.71
Fee waiver and/or expense reimbursement	3.01	0.26	0.29
Total annual operating expenses after fee waiver and/or expense reimbursement	1.55[2]	1.42[3]	1.42[3]

1 For Class C shares, the CDSC is eliminated one year after purchase.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Class C so that the Annual Operating Expenses of the class are limited to 1.55% of average net assets. The undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni Impact has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.55% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class C so that the Annual Operating Expenses of the class are limited to 1.42% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.42% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Reorganization of Muni High Income into Acquiring Fund

Institutional Class Shares
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)	None	None	None
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	Institutional Class Shares
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.55	0.29	0.29
Distribution and/or shareholder service (Rule 12b-1) fees	None	None	None
Other expenses	0.49	0.19	0.16
Total annual operating expenses	1.04	0.48	0.45
Fee waiver and/or expense reimbursement	0.54	0.18	0.15
Total annual operating expenses after fee waiver and/or expense reimbursement	0.50[1]	0.30[2]	0.30[2]

1 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Annual Operating Expenses”) of the class are limited to 0.50% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.50% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Institutional Class so that the Annual Operating Expenses of the class are limited to 0.30% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.30% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Class A Shares
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	4.25	4.25
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	0.25	0.25	0.25
Other expenses	0.63	0.23	0.20
Total annual operating expenses	1.55	0.89	0.86
Fee waiver and/or expense reimbursement	0.68	0.22	0.19
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Class A Shares
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Total annual operating expenses after fee waiver and/or expense reimbursement	0.87[2]	0.67[3]	0.67[3]

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Class A so that the Annual Operating Expenses of the class are limited to 0.87% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.87% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class A so that the Annual Operating Expenses of the class are limited to 0.67% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.67% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Class C Shares
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	1.00	1.00	1.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	1.00	1.00	1.00
Other expenses	1.70	0.27	0.24
Total annual operating expenses	3.38	1.68	1.65
Fee waiver and/or expense reimbursement	1.76	0.26	0.23
Total annual operating expenses after fee waiver and/or expense reimbursement	1.62[2]	1.42[3]	1.42[3]

1 For Class C shares, the CDSC is eliminated one year after purchase.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Class C so that the Annual Operating Expenses of the class are limited to 1.62% of average net assets. The undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating

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Expenses to exceed 1.62% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class C so that the Annual Operating Expenses of the class are limited to 1.42% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.42% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Assuming Consummation of Both Reorganizations

	Institutional Class Shares
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.55	0.40	0.29	0.29
Distribution and/or shareholder service (Rule 12b-1) fees	None	None	None	None
Other expenses	0.49	0.44	0.19	0.13
Total annual operating expenses	1.04	0.84	0.48	0.42
Fee waiver and/or expense reimbursement	0.54	0.41	0.18	0.12
Total annual operating expenses after fee waiver and/or expense reimbursement	0.50[1]	0.43[2]	0.30[3]	0.30[3]

1 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Annual Operating Expenses”) of the class are limited to 0.50% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.50% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Institutional Class so that the Annual Operating Expenses of the class are limited to 0.43% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni Impact has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.43% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Institutional Class so that the Annual Operating Expenses of the class are limited to 0.30% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment

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does not cause Annual Operating Expenses to exceed 0.30% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Class A Shares
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	4.25	4.25	4.25
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.52	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	0.25	0.25	0.25	0.25
Other expenses	0.63	1.37	0.23	0.17
Total annual operating expenses	1.55	2.14	0.89	0.83
Fee waiver and/or expense reimbursement	0.68	1.34	0.22	0.16
Total annual operating expenses after fee waiver and/or expense reimbursement	0.87[2]	0.80[3]	0.67[4]	0.67[4]

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Class A so that the Annual Operating Expenses of the class are limited to 0.87% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.87% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Class A so that the Annual Operating Expenses of the class are limited to 0.80% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.80% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class A so that the Annual Operating Expenses of the class are limited to 0.67% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class A will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 0.67% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

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	Class C Shares
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	1.00	1.00	1.00	1.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.52	0.41	0.41
Distribution and/or shareholder service (Rule 12b-1) fees	1.00	1.00	1.00	1.00
Other expenses	1.70	3.04	0.27	0.22
Total annual operating expenses	3.38	4.56	1.68	1.63
Fee waiver and/or expense reimbursement	1.76	3.01	0.26	0.21
Total annual operating expenses after fee waiver and/or expense reimbursement	1.62[2]	1.55[3]	1.42[4]	1.42[4]

1 For Class C shares, the CDSC is eliminated one year after purchase.

2 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni High Income’s Class C so that the Annual Operating Expenses of the class are limited to 1.62% of average net assets. The undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni High Income has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.62% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of Muni Impact’s Class C so that the Annual Operating Expenses of the class are limited to 1.55% of average net assets. The undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. Muni Impact has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.55% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Acquiring Fund’s Class C so that the Annual Operating Expenses of the class are limited to 1.42% of average net assets. This undertaking lasts until 10/31/2029 and may not be terminated during its term without the consent of the Board. The Acquiring Fund has agreed that Class C will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause Annual Operating Expenses to exceed 1.42% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Expense Examples

These Examples are intended to help you compare the cost of investing in each Merging Fund and the Acquiring Fund and the pro forma costs for the Acquiring Fund after giving effect to each Reorganization individually and together. The Examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The Examples further assume that the

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expense limitation of each Merging Fund and the Acquiring Fund described in the footnotes to the fee tables shown above are in effect for the periods described in the footnote. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Reorganization of Muni High Income into Acquiring Fund including Pro Formas

1 Year
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$510	$491	$491
Class C (assuming redemption)	$265	$245	$245
Class C (assuming no redemption)	$165	$145	$145
Institutional Class	$51	$31	$31

3 Years
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$691	$630	$630
Class C (assuming redemption)	$511	$449	$449
Class C (assuming no redemption)	$511	$449	$449
Institutional Class	$160	$97	$97

5 Years
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$1,038	$832	$825
Class C (assuming redemption)	$1,270	$835	$828
Class C (assuming no redemption)	$1,270	$835	$828
Institutional Class	$407	$212	$205

10 Years
	Muni High Income	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$2,015	$1,413	$1,387
Class C (assuming redemption)	$3,278	$1,918	$1,893
Class C (assuming no redemption)	$3,278	$1,918	$1,893
Institutional Class	$1,115	$549	$521
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Reorganization of Muni Impact into Acquiring Fund including Pro Formas

1 Year
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$503	$491	$491
Class C (assuming redemption)	$258	$245	$245
Class C (assuming no redemption)	$158	$145	$145
Institutional Class	$44	$31	$31

3 Years
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$670	$630	$630
Class C (assuming redemption)	$490	$449	$449
Class C (assuming no redemption)	$490	$449	$449
Institutional Class	$138	$97	$97

5 Years
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$1,147	$832	$830
Class C (assuming redemption)	$1,504	$835	$842
Class C (assuming no redemption)	$1,504	$835	$842
Institutional Class	$338	$212	$205

10 Years
	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$2,464	$1,413	$1,404
Class C (assuming redemption)	$4,078	$1,918	$1,942
Class C (assuming no redemption)	$4,078	$1,918	$1,942
Institutional Class	$916	$549	$521
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Assuming Consummation of Both Reorganizations including Pro Formas

1 Year
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$510	$503	$491	$491
Class C (assuming redemption)	$265	$258	$245	$245
Class C (assuming no redemption)	$165	$158	$145	$145
Institutional Class	$51	$44	$31	$31

3 Years
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$691	$670	$630	$630
Class C (assuming redemption)	$511	$490	$449	$449
Class C (assuming no redemption)	$511	$490	$449	$449
Institutional Class	$160	$138	$97	$97

5 Years
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$1,038	$1,147	$832	$818
Class C (assuming redemption)	$1,270	$1,504	$835	$824
Class C (assuming no redemption)	$1,270	$1,504	$835	$824
Institutional Class	$407	$338	$212	$197

10 Years
	Muni High Income	Muni Impact	Acquiring Fund	Acquiring Fund (Pro Forma)
Class A	$2,015	$2,464	$1,413	$1,362
Class C (assuming redemption)	$3,278	$4,078	$1,918	$1,877
Class C (assuming no redemption)	$3,278	$4,078	$1,918	$1,877
Institutional Class	$1,115	$916	$549	$493

For each Reorganization, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Examples) are based on material assumptions. Although

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these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets at the time of the Reorganization, many of which are beyond the control of the Adviser or the Acquiring Fund.

Investment Objectives and Principal Strategies

The Acquiring Fund has a similar investment strategy to each Merging Fund in that it also invests mainly in securities of municipal issuers, but there are differences between the investment objective, principal investment strategy, and fundamental investment policies of each Merging Fund and the Acquiring Fund. Some of these similarities and differences are outlined below.

•	Muni High Income seeks high current income exempt from federal income tax. The Acquiring Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity. In addition, for the Acquiring Fund, total return is a secondary goal.
•	Muni Impact seeks high current income exempt from federal income tax by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities. The Acquiring Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity. For both Muni Impact and the Acquiring Fund, total return is a secondary goal.
•	Each of Muni High Income and Muni Impact have the following 80% policy:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax.

•	The Acquiring Fund has the following 80% policy:

The Fund normally invests at least 80% of its total assets in securities of municipal issuers (for each Fund, an “80% policy”).

However, the Acquiring Fund’s principal investment strategy states separately that the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax.

•	Each Merging Fund and the Acquiring Fund also may invest in debt securities of any maturity; however, the Acquiring Fund seeks to maintain an average weighted portfolio duration of between three and seven years.
•	Each Fund has the same fundamental investment policies except for the 80% policy as discussed above. Since all the Funds are municipal funds, each Fund’s 80% policy is a
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fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act, which requires tax-exempt funds to adopt these as fundamental investment policies.

•	Each Fund has the same Adviser. The Acquiring Fund’s current portfolio Managers, James L. Iselin and S. Bake Miller, will continue as the portfolio managers of the Acquiring Fund. Mr. Iselin and Mr. Miller currently also serve as portfolio managers of each Merging Fund along with Jeffrey Hunn for Muni Impact and Eric Pelio for Muni High Income.

For a more detailed information regarding the principal investment strategies and fundamental investment policies of the Acquiring Fund and how they differ from that of each Merging Fund, see “Comparison of the Merging Fund and Acquiring Fund – Principal Investment Strategies” later in this Proxy Statement/Prospectus.

Principal Risks

Each Fund has similar risks since they all invest mainly in securities of municipal issuers. However, each Merging Fund has additional principal risks that do not apply to the Acquiring Fund. Each principal risk of the Acquiring Fund is a principal risk of each Merging Fund, except for the below risk that does not currently apply to Muni Impact:

•	Distressed Securities Risk. Distressed securities may present a substantial risk of default or may be in default. Distressed securities involve the substantial risk that principal will not be repaid and the Fund may lose a substantial portion or all of its investment. The Fund may not receive interest payments on the distressed securities, which would not generate income for shareholders, and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

For more information, see “Comparison of the Merging Funds and Acquiring Fund – Principal Risks” later in this Proxy Statement/Prospectus.

Federal Tax Consequences

Each Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by Merging Fund shareholders as a direct result of a Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1) of the Code. For more information on the tax consequences of the Reorganization, see “Additional Information Relating to the Reorganization – Federal Income Taxes” later in this Proxy Statement/Prospectus.

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INFORMATION ABOUT THE REORGANIZATIONS

Reorganizations

As further explained in this Proxy Statement/Prospectus, if approved, each Reorganization will be effected pursuant to a Plan of Reorganization and Dissolution (“Reorganization Plan”). As a Merging Fund shareholder, you are being asked to approve the Reorganization Plan. Each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

If approved by a Merging Fund’s shareholders, the respective Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Merging Fund. Following this transfer, shares of the Acquiring Fund will be distributed to shareholders of the Merging Fund in proportion to their shares of ownership interests in the shares of the Merging Fund on the Closing Date (currently, the Closing Date is expected to be May 15, 2026, but could be a later date agreed to by the Merging Funds and the Acquiring Fund). After the Reorganization, Merging Fund shareholders will hold shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that they owned prior to the Reorganization. The Merging Fund will then be terminated.

Accordingly, if approved, in preparation for the Reorganization, the last day to purchase or exchange for shares of the Merging Fund will be May 12, 2026. Purchase or exchange orders for Merging Fund shares must be placed by May 12, 2026. The last day to redeem Merging Fund shares or exchange Merging Fund shares for shares of another fund in the Neuberger fund family will be May 13, 2026. Redemption orders for Merging Fund shares or exchange orders for another fund in the Neuberger fund family must be placed by May 13, 2026. All Merging Fund shares will be converted into Acquiring Fund shares in connection with the Reorganization, which is expected to close after the end of trading on or about May 15, 2026.

The Board, including the Independent Trustees, on behalf of a Merging Fund and the Acquiring Fund, approved the Reorganization Plan, subject to shareholder approval for each respective Reorganization. The Reorganization Plan for a Reorganization provides for:

•	the transfer of substantially all of the assets of a Merging Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities of the Merging Fund;
•	the distribution of the Acquiring Fund shares to a Merging Fund’s shareholders; and
•	the termination of a Merging Fund as a separate series of the Neuberger Berman Income Funds.

If a Reorganization is approved and completed, the Acquiring Fund will acquire substantially all of the assets and the liabilities of a Merging Fund, and shareholders of the Merging Fund will

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receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the Merging Fund shares that the shareholders own immediately prior to the Reorganization.

Reasons for the Proposed Reorganizations

We are seeking your approval for each Reorganization because the Adviser believes that it is in the best interests of each Merging Fund and its shareholders if each Merging Fund is reorganized into the Acquiring Fund because of (1) the compatibility of the investment programs of the Merging Funds and the Acquiring Fund since each Fund invests mainly in securities of municipal issuers; (2) the historical performance record of the Funds; (3) the historical asset levels of the Merging Funds and their prospects for future growth; (4) the prospects for future growth of the Acquiring Fund with the additional assets of the Merging Funds; (5) the continuity of advisory services provided by each Reorganization; (6) the lower management fee of the Acquiring Fund as compared to that of each Merging Fund; and (7) the lower net total annual operating expenses of each class of the Acquiring Fund as compared to that of each corresponding class of a Merging Fund.

Board Considerations

The Board met on December 10-11, 2025 to consider information in connection with each Reorganization. In determining whether to approve each Reorganization and the Reorganization Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of each Reorganization; (2) the compatibility of the investment programs of each Merging Fund and the Acquiring Fund, including that each Fund invests mainly in securities of municipal issuers, while noting that there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of each Merging Fund and the Acquiring Fund; (3) the expense ratios of each Fund on a comparative basis, including that the Acquiring Fund has a lower management fee than each Merging Fund and each class of the Acquiring Fund has a lower total net annual operating expense ratio than the corresponding class of a Merging Fund; (4) the historical performance records of each Fund; (5) the historical asset levels of each Merging Fund and its prospects for future growth, including that each Merging Fund has failed to reach sufficient scale in over ten years of operations; (6) the prospects for future growth of the Acquiring Fund with the additional assets of a Merging Fund; (7) the continuity of advisory and other services provided by a Reorganization; (8) that the Adviser will bear costs of each Reorganization (excluding any brokerage costs) and the Acquiring Fund will pay any fees payable to governmental authorities for the registration or qualification of the Acquiring Fund shares distributable to the Merging Fund shareholders pursuant to the Reorganization and all related transfer agency costs; (9) the benefits to the Adviser as a result of the Reorganizations, as the Adviser is expected to experience savings on the amount of expenses required to be reimbursed pursuant to each Fund’s current contractual expense limitation arrangement once the Funds are merged; and (10) the non-recognition of any gain or loss for federal income tax purposes to each Merging Fund or its shareholders as a result of its Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve each Reorganization and the Reorganization Plan.

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At the meeting, representatives of the Adviser discussed the rationale for each Reorganization.  The Adviser’s representatives explained that merging each Merging Fund into the Acquiring Fund would eliminate certain smaller investment portfolios that are less viable than other portfolios in the complex and create one product with meaningful assets under management, lower expenses and a more viable long-term future.  The Adviser’s representatives noted that each Merging Fund and the Acquiring Fund have generally similar investment objectives and that each Fund invests mainly in securities of municipal issuers. However, the Adviser noted there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of each Merging Fund and the Acquiring Fund.  The Adviser also noted the Funds utilize different investment programs to meet their objectives.

The Adviser’s representatives noted that the Acquiring Fund is operating above its contractual expense cap for each class and that the Acquiring Fund’s net expenses for each class are lower than the net expenses of the corresponding class of each Merging Fund after fee waiver and/or expense reimbursement since each class of the Acquiring Fund currently has a lower contractual expense cap than the corresponding class of each Merging Fund. The Adviser also noted that each Fund’s contractual expense cap expires on October 31, 2028 and agreed to extend the Acquiring Fund’s contractual expense cap until October 31, 2029. In addition, the Adviser highlighted that the Acquiring Fund has a lower management fee than each Merging Fund.

The Adviser explained that alternatives to each Reorganization were considered, including liquidating and terminating the Merging Funds, but that it was determined that the more beneficial course of action for shareholders would be to merge the Merging Funds into the Acquiring Fund.

The Adviser then reviewed with the Board the proposed terms and conditions of the Reorganization Plan, noting that each Reorganization is expected to be tax-free to each Merging Fund and its shareholders.  The Adviser noted that the interests of the shareholders would not be diluted by a Reorganization because they would be effected on the basis of a Merging Fund’s NAV.  The Adviser further noted that the Reorganization Plan provides that the Adviser will pay the costs associated with each Reorganization, excluding any brokerage costs, which includes brokerage costs related to repositioning the portfolio of each Merging Fund. It was noted that the Acquiring Fund will pay any fees owed to governmental authorities for the registration or qualification of the Acquiring Fund shares distributable to the Merging Fund shareholders and all related transfer agency costs. The Adviser noted that such fees and costs are not expected to be material to the operation of the Acquiring Fund. They then recommended that the Board approve each Reorganization.

In reaching the decision to approve each Reorganization and the Reorganization Plan, the Board, including all of the Independent Trustees, concluded that participation in a Reorganization would be in the best interests of each participating Fund and that the interests of existing shareholders of each such Fund will not be diluted as a result of a Reorganization. The determinations on behalf of each Merging Fund and the Acquiring Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

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On the basis of the information provided to the Board and the Board’s evaluation of that information, the Board voted unanimously to approve each Reorganization and the Reorganization Plan.

The Board of the Trust is composed of 10 members, 9 of whom are Independent Trustees. The Board is represented by independent legal counsel.

COMPARISON OF THE MERGING FUNDS AND ACQUIRING FUND

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies

The Acquiring Fund has a similar investment strategy to each Merging Fund in that it also invests mainly in securities of municipal issuers, but there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of each Merging Fund and Acquiring Fund. For example, while each Merging Fund and the Acquiring Fund seek high current income exempt from federal income tax, Muni Impact does so by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities. To pursue its goal, Muni High Income invests primarily in high-yielding municipal securities. The Acquiring Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity. In addition, for both Muni Impact and the Acquiring Fund, total return is a secondary goal. The tables below compare these features of the Merging Funds and the Acquiring Fund. The Funds’ investment objectives, principal investment strategies, principal risks, and fundamental investment policies are described below. In summary, each Merging Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers and related investments, the income from which is exempt from federal income tax. Each Merging Fund and the Acquiring Fund also may invest in debt securities of any maturity; however, the Acquiring Fund seeks to maintain an average weighted portfolio duration of between three and seven years.

Investment Objectives

Muni Impact	Muni High Income	Acquiring Fund
The Fund seeks high current income exempt from federal income tax by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities; total return is a secondary goal.	The Fund seeks high current income exempt from federal income tax.	The Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity; total return is a secondary goal.
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Principal Investment Strategies

For Muni Impact:

Muni Impact	Acquiring Fund

To pursue its goals, the Fund mainly invests in municipal debt securities across the credit spectrum that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

To pursue its goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers within the U.S. and its territories; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities, and has no limit on the percentage of its assets that it may invest in securities of a particular credit quality. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.	The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities. The Fund normally will not invest more than 15% of its total assets in below investment grade securities. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.
The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers	The Fund seeks to minimize its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers
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Muni Impact	Acquiring Fund

and among the different types and maturities of municipal securities available.

The Portfolio Managers employ a research driven investment approach that proactively targets municipal securities that they believe fund projects that support positive social and environmental outcomes (“Impact”) in line with one or more of the UN Sustainable Development Goals (“SDGs”), which are a collection of goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection (e.g., poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation). The Portfolio Managers’ impact investing framework, as described in the previous sentence, is part of the credit analysis and bond selection process. As part of this process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve).

As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information including proactive engagement on ESG issues, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve security selection and enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents.

monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment, including the compatibility of the investment with the Fund’s impact objectives or the market, changes.	The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.
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Muni Impact	Acquiring Fund

In pursuing its goal, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), zero coupon municipal securities, inflation-linked debt securities, restricted securities (e.g., Rule 144A securities), mortgage-related securities (e.g., single and multi-family housing bonds) and other asset-backed securities, and fixed, variable, and floating rate municipal securities. The Fund may also invest in other investment companies, including funds in the Neuberger Berman fund family and unaffiliated investment companies, including exchange-traded funds (“ETFs”, and collectively, “Underlying Funds”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including U.S. Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Fund may also engage in when-issued and forward-settling transactions, which involve buying or selling securities with payment and delivery taking place at a future date. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions). The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including U.S. Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. In an effort to achieve its goal, the Fund may engage in active and frequent trading.
Not applicable.	Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.
The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be a Tax Preference Item. The Fund may not change this fundamental policy without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding	The Fund may not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.
The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for	The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts or for
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Muni Impact	Acquiring Fund
investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.	investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

For Muni High Income:

Muni High Income	Acquiring Fund

To pursue its goal, the Fund normally invests primarily in high-yielding municipal securities, which may include securities of any credit quality that the Portfolio Managers believe have the potential for high yield. The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

To pursue its goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers within the U.S. and its territories; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities, and has no limit on the percentage of its assets that it may invest in securities of a particular credit quality. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.	The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities. The Fund normally will not invest more than 15% of its total assets in below investment grade securities. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.
22

Muni High Income	Acquiring Fund
The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.	The Fund seeks to minimize its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.
The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.	The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.
Additionally, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), zero coupon municipal securities, inflation-linked debt securities, restricted securities, mortgage-related securities (e.g., single and multi-family housing bonds), and fixed, variable, and floating rate municipal securities. The Fund may also invest in other investment companies, including funds in the Neuberger Berman fund family and unaffiliated investment companies, including exchange-traded funds (“ETFs”, and collectively, “Underlying Funds”), if the	The Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions). The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including U.S. Treasury futures), inverse floating rate securities and swaps,
23

Muni High Income	Acquiring Fund

investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including U.S. Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Fund may also engage in when-issued and forward-settling transactions, which involve buying or selling securities with payment and delivery taking place at a future date. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

such as total return swaps, credit default swaps and interest rate swaps. In an effort to achieve its goal, the Fund may engage in active and frequent trading.
Not applicable.	Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.
The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be a Tax Preference Item. The Fund may not change this fundamental policy without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.	The Fund may not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.
The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.	The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

Principal Risks

The principal risks for the Merging Funds and the Acquiring Fund are similar, but there are some differences. The following table compares the principal risks of investing in each Merging Fund with the principal risks of the Acquiring Fund. For certain principal risks where we have indicated the risks are the same, there may be immaterial wording differences between the risks of a Merging Fund and the Acquiring Fund, and we have included the risk of the Acquiring Fund in the table.

24

The principal risks of the Acquiring Fund are not expected to change once a Reorganization occurs. Each of the following risks, which (after the first risk) are described in alphabetical order and not in order of any presumed importance, can significantly affect each Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

General. Most of the Fund’s performance depends on what happens in the market for municipal debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

	✓	✓	✓
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield or with a higher risk of default and may not realize the full anticipated benefit from such investment. In addition, the	✓	✓	✓
25

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
Fund may also realize a taxable gain or loss on such securities.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.	✓	✓	✓
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques, analysis and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments	✓	✓	✓
26

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that

27

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default or may be in default. Distressed securities involve the substantial risk that principal will not be repaid and the Fund may lose a substantial portion or all of its investment. The Fund may not receive interest payments on the distressed securities, which would not generate income for shareholders, and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.	No Comparable Risk	✓	✓
28

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.	✓	✓	✓

Impact and ESG Criteria Risk. The Fund’s application of Impact and ESG criteria could cause it to sell or avoid instruments that in hindsight could have performed well or enhanced the Fund’s risk profile. As with the use of any investment criteria in selecting the Fund’s investments, there is no guarantee that the criteria used by the Fund will result in the selection of issuers that will outperform other issuers, or help reduce risk in the Fund and it may differ from the beliefs of particular investors on what constitutes positive or negative ESG criteria. The Fund may underperform funds that do not follow Impact and ESG criteria. Changes in the priorities or policies of the federal government may cause it to reduce or suspend its support for certain types of projects in which the Fund has invested or change laws or regulations from which the projects might benefit, causing such projects to be less viable financially or lessening their positive social or environmental impact.

The Portfolio Manager’s judgment as to the potential social or environmental impact of a project is based partially on information from external sources which may change or may not be readily available, complete, or accurate, which could negatively impact the Fund’s performance. In addition, there is a risk that the companies identified by the Impact and ESG criteria do not operate as expected when addressing Impact and ESG issues.

	✓	No Comparable Risk	No Comparable Risk
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Inflation-linked debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation measure. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods	✓	✓	No Comparable Risk
29

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.	✓	✓	✓
Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.	✓	✓	✓
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.	✓	✓	✓
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses or magnify the risks of other portfolio investments. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund may need to dispose of some of its holdings at unfavorable times or prices. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.	✓	✓	No Comparable Risk
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or	✓	✓	✓
30

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows or other factors, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid, may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.	✓	✓	✓
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline	✓	✓	✓
31

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.	✓	✓	No Comparable Risk

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

	✓	✓	✓
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private
32

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Municipal securities may also have exposure to potential risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair the source of revenues backing a municipal issuer’s revenue bonds, which would adversely impact the Fund.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively

	✓	✓	No Comparable Risk
33

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

managed ETF may not replicate the performance of the index it intends to track.

The Fund is also exposed to the affiliated Underlying Funds’ expenses, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extensions, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.	✓	✓	No Comparable Risk

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary

	✓	✓	✓
34

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively

35

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund

impacted in ways that cannot be foreseen and could adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income	✓	✓	✓
36

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
securities on a large scale, which may increase redemptions from open-end funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.	✓	✓	✓
Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. The distributions from inverse floaters will be reduced (and potentially eliminated) if short-term interest rates increase. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. Tender option bonds may have some of the same characteristics as an investment in derivatives. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.	✓	✓	✓
Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an agreement, known as the Master Settlement Agreement (“MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the	No Comparable Risk	✓	No Comparable Risk
37

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices, including due to changes in interest rates, of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.	✓	✓	No Comparable Risk
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale and may lack an active market.	✓	✓	No Comparable Risk
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.	✓	✓	No Comparable Risk
Zero Coupon Bond Risk. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of zero coupon bonds may respond to changes in interest rates to a greater degree (i.e., they are generally more volatile) than other	✓	✓	No Comparable Risk
38

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
fixed income securities with similar maturities and credit quality.

In addition, each Fund is subject to the additional principal investment risks as follows:

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”	✓	✓	✓

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the Manager may restrict certain uses of AI tools, the Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without

	✓	✓	✓
39

Principal Risks	Muni Impact	Muni High Income	Acquiring Fund
mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.	✓	✓	✓
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.	✓	✓	✓
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Fundamental Investment Policies

The Acquiring Fund has the same fundamental investment policies as each Merging Fund, except with respect to its 80% policy, which is a fundamental investment policy. Since each Merging Fund and the Acquiring Fund is a municipal fund, each Fund’s 80% investment policy is a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act, which requires tax-exempt funds to adopt these as fundamental investment policies. Each Merging Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax. The Acquiring Fund normally invests at least 80% of its total assets in securities of municipal issuers. While there are wording differences in the 80% investment policy of the Acquiring Fund, all the Funds’ related policies require investments in securities of municipal issuers.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Proxy Statement/Prospectus are not fundamental and may be changed without shareholder approval.

Fundamental Investment Policies	Muni Impact	Muni High Income	Acquiring Fund
Borrowing. A Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Commodities. A Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Diversification. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the	No Comparable Written Fundamental Policy but the Fund is diversified so it is required to	✓	✓
41

Fundamental Investment Policies	Muni Impact	Muni High Income	Acquiring Fund
securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	follow this policy.
Industry Concentration. A Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.	✓	✓	✓
Lending. A Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Real Estate. A Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Senior Securities. A Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Underwriting. A Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	✓	✓	✓
Municipal Securities. The Fund normally invests at least 80% of its total assets in securities of municipal issuers.	Not applicable	Not applicable	✓
Municipal Securities. A Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”).	✓	✓	Not applicable
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Comparative Performance Information

For each Reorganization, the Acquiring Fund will be the surviving legal entity, and the Acquiring Fund will retain its own accounting history. The following bar charts and tables for each Fund provide an indication of the risks of investing in each Fund. Each bar chart shows how a Fund’s performance has varied from year to year, as represented by the performance of the Fund's Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and additional indices. The broad-based market index is required by regulation. The additional index or indices have characteristics relevant to the Fund’s investment strategy. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Past performance, before and after taxes, does not necessarily indicate how a Fund will perform in the future. Updated performance information is available on each Fund’s website at www.nb.com or by calling the Adviser toll-free at 800-366-6264.

Acquiring Fund

year-by-year % Returns as of 12/31 each year

  Best quarter: Q4 2023 5.99%

  Worst quarter: Q1 2022 -6.30%

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average annual total % returns as of 12/31/25

Municipal Intermediate Bond Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.46	0.74	1.95
Institutional Class Return After Taxes on Distributions	4.46	0.70	1.87
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.89	1.10	1.96
Class A Return Before Taxes	-0.30	-0.50	1.12
Class C Return Before Taxes	2.30	-0.38	0.82
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
Bloomberg 7-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	5.59	0.86	2.13
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Muni Impact

year-by-year % Returns as of 12/31 each year

  Best quarter: Q4 2023 6.19%

  Worst quarter: Q1 2022 -5.83%

44

average annual total % returns as of 12/31/25

Municipal Impact Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.88	0.37	1.68
Institutional Class Return After Taxes on Distributions	3.88	0.35	1.61
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.51	0.76	1.73
Class A Return Before Taxes	-0.92	-0.87	0.96
Class C Return Before Taxes	1.72	-0.75	0.83
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Muni High Income

year-by-year % Returns as of 12/31 each year

Best quarter: Q4 2023 7.04%

Worst quarter: Q1 2022 -7.26%

45

average annual total % returns as of 12/31/25

Municipal High Income Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.54	0.93	2.76
Institutional Class Return After Taxes on Distributions	3.54	0.91	2.72
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.74	1.47	2.88
Class A Return Before Taxes	-1.23	-0.29	1.93
Class C Return Before Taxes	1.40	-0.18	1.63
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	3.62	1.29	3.06
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Descriptions of Indices

The Bloomberg 7-Year General Obligation (G.O.) Index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

The 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index blended index is composed of 65% Bloomberg Municipal Bond Index (described below) and 35% Bloomberg Municipal High Yield Index (described below), and is rebalanced monthly.

The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

The Bloomberg Municipal High Yield Index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade.

46

They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

MANAGEMENT OF THE FUND

The Investment Adviser

Neuberger Berman Investment Advisers LLC, located at 1290 Avenue of the Americas, New York, NY 10104, a Delaware limited liability company, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. As of September 30, 2025, NBIA, together with the Neuberger Berman affiliates, had approximately $558 billion in assets under management. For more information about management of the Acquiring Fund, see Appendix D.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940 (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

Pursuant to each Merging Fund’s and the Acquiring Fund’s respective management agreements, NBIA is responsible for choosing each Fund’s investments and handling its day-to-day business. The services provided by NBIA as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. NBIA carries out its duties subject to the policies established by the Board. The investment advisory agreements establish the fees the Funds pay to NBIA for its services as the Funds’ investment manager and the expenses paid directly by the Funds.

For investment management services, Muni Impact pays NBIA a fee at the annual rate of 0.25% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

For investment management services, Municipal High Income pays NBIA a fee at the annual rate of 0.400% of the first $500 million of the Fund’s average daily net assets, 0.375% of the next $500

47

million, 0.350% of the next $500 million, 0.325% of the next $500 million, and 0.300% of average daily net assets in excess of $2 billion.

For investment management services, the Acquiring Fund pays NBIA a fee at the annual rate of 0.14% of the Fund’s average daily net assets.

For administrative services, Class A, Class C, and Institutional Class of each Fund pays NBIA a fee at the annual rate of 0.27%, 0.27%, and 0.15%, respectively, of the class’ average daily net assets.

For Muni Impact, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.80%, 1.55% and 0.43% of average net assets, respectively. Each of these undertakings lasts until 10/31/2028, and the Adviser has agreed to extend until October 31, 2029, and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.80%, 1.55% and 0.43% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

For Muni High Income, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.87%, 1.62% and 0.50% of average net assets, respectively. Each of these undertakings lasts until 10/31/2028, and the Adviser has agreed to extend until October 31, 2029, and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.87%, 1.62% and 0.50% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

For the Acquiring Fund, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.67%, 1.42% and 0.30% of average net assets, respectively. Each of these undertakings lasts until 10/31/2028, and the Adviser has agreed to extend until October 31, 2029, and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.67%, 1.42% and 0.30% of the class’ average net

48

assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

A discussion regarding the basis for the Board’s approval of the advisory agreement between the Adviser and the Acquiring Fund is available in its Form N-CSR for the period ending October 31, 2025.

Portfolio Managers

The Funds are managed by the following portfolio managers, as noted, who are primarily responsible for the day-to-day management of the respective Fund’s portfolio.

James L. Iselin (all Funds) is a Managing Director of the Adviser. Mr. Iselin has managed Muni High Income since its inception in June 2015, Muni Impact since March 2013, and the Acquiring Fund since 2007. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in its Municipal Fixed Income group since 1993.

S. Blake Miller, CFA, (all Funds) is a Managing Director of the Adviser. Mr. Miller has managed Muni High Income since its inception in June 2015, Muni Impact since March 2013, and the Acquiring Fund since 2010. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Eric J. Pelio (Muni High Income) is a Senior Vice President of the Adviser. Mr. Pelio has managed Muni High Income since its inception in June 2015. Mr. Pelio joined the firm in 2008. Prior to this, he was an associate portfolio manager working in Municipal Securities at another firm where he worked since 2004.

Jeffrey Hunn (Muni Impact) is a Senior Vice President of the Adviser. Mr. Hunn has managed Muni Impact since June 2018. Mr. Hunn joined the firm in June 2003 and has had various roles throughout the firm.

Each Fund’s Statement of Additional Information provides additional information about portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the ownership of shares in each Fund by the portfolio managers.

Other Service Providers

The Acquiring Fund uses the same service providers as used by the Merging Funds, as noted below:

Role	Service Provider
Administrator	Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104
Fund Accounting Agent	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
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Transfer Agent	SS&C GIDS, Inc., (“SS&C”), 2000 Crown Colony Dr., Quincy, MA 02169
Custodian	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111
Distributor	Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104
Independent Registered Public Accounting Firm	Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116
Legal Counsel	K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006

More information can be found in the Acquiring Fund’s Statement of Additional Information.

Purchase, Redemption/Sale and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Merging Funds and the Acquiring Fund are the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Merging Funds and in Appendix D for the Acquiring Fund.

Sales Loads

Class A shares of the Funds are currently subject to a front-end sales charge and a CDSC that applies on purchases of $1,000,000 or more redeemed within 18 months of purchase, and Class C shares of the Funds are currently subject to a CDSC on shares redeemed within one year of purchase.  Effective upon shareholder approval of a Reorganization, a Merging Fund will implement waivers of any applicable CDSC in order to allow shareholders who do not wish to invest in the Acquiring Fund, or who may wish to invest in other eligible mutual funds sold by Neuberger Berman, to redeem or exchange their Merging Fund shares prior to the consummation of the Reorganization without incurring a CDSC in connection with the redemption or exchange or a sales charge in connection with the exchange.  No front-end sales charge or CDSC will be imposed on shares of a Merging Fund exchanged for shares of the Acquiring Fund in connection with a Reorganization.

Rule 12b-1 Plan (or Plan)

Each fund adopted plans pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution-related services to the Funds and/or administrative or shareholder services to shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an ongoing basis, over the long term, they could result in higher overall costs than other types of sales charges.

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Purchases and Redemptions/Sales of Fund Shares

Each Fund is a mutual fund, and investors can purchase and redeem shares directly from the Funds or indirectly through intermediaries. Investors may purchase, exchange or redeem a Fund’s shares at its NAV computed after receipt of the order. Transactions will only occur on days when the NYSE Exchange is open. On holidays and other days when the NYSE Exchange is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on those days, because the Fund may hold foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Funds, investors must submit orders to the Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem the Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Fund may be placed.

Pricing

Net Asset Value. For the Merging Funds and the Acquiring Fund, the NAV of the Fund is determined at the close of business of the NYSE Exchange (generally 4:00 p.m. Eastern Time) on each day that the relevant fund is open for business. The NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. Under normal conditions, each Fund generally values portfolio securities at market value. If market quotations are not readily available or reliable, the Funds will value securities at their fair value as determined in good faith.

Fair Value Pricing. The fair value of a security is the amount which a fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a fund may not be able to sell a security at the fair value. Market quotations may not be readily available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE Exchange. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time a fund calculates its NAV, the fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a fund does not price its shares, the value of these securities may change on days when fund shares cannot be purchased or redeemed.

Frequent Trading/Market Timing

Frequent purchases and redemptions of each Fund’s share classes by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board discourages frequent purchases and redemptions of each Fund’s share classes by

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reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of the Fund.

The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although each Fund has taken steps to discourage frequent purchases and redemptions of the Fund, the Fund cannot guarantee that such trading will not occur.

Dividends, Distributions and Taxes

Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes. Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Dividends are earned through the business day on which a redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Federal Income Taxes

The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement/Prospectus and, except as otherwise noted, applies to each of the Merging Fund and the Acquiring Fund. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Funds as well as for information on foreign, state and local taxes which may apply. Additional tax information appears in each Fund’s Statement of Additional Information.

The Funds intend to continue to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that a Fund will not be subject to the excise tax.

Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. However, the part of each Fund’s income dividends that it reports to its shareholders in writing as “exempt-interest dividends” (essentially, the part of its dividends equal

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to the excess of its interest income that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) is excludable from its shareholders’ gross income for those purposes. Accordingly, shares of each Fund are not appropriate investments for exempt investors. Each Fund’s exempt-interest dividends may be a Tax Preference Item, which could have adverse tax consequences for a high-income individual who otherwise would owe comparatively little in federal income tax. Each Fund may invest in securities or use techniques that produce taxable income; your tax statement will identify any distributions of income of this type. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year a Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.

Federal law requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. Each Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Each Fund requires you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 24% of any distribution and redemption proceeds. Each Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends and dividends, if any, designated as interest-related dividends or short-term capital gain dividends,

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unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.

All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.

Payments to Investment Providers and Other Financial Intermediaries

If you purchase shares of a Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend a Fund over another investment. Ask your investment provider or visit its website for more information.

FINANCIAL HIGHLIGHTS

The financial highlights for each Merging Fund are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP.

The financial highlights of each Merging Fund are also contained in the Form N-CSR to shareholders of the respective Merging Fund for the fiscal year ended October 31, 2025, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for each Merging Fund. The Annual Report, which has previously been sent to shareholders, and financial statements, are available on request and without charge by writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling 877-628-2583. The financial statements and notes thereto are incorporated by reference into this Proxy Statement/Prospectus.

The financial highlights for the Acquiring Fund are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP.

The financial highlights of the Acquiring Fund are also contained in the Form N-CSR to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2025, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Acquiring Fund. The Annual Report, which has previously been sent to shareholders, and financial statements, are available on request and without charge by writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling 877-628-2583. The financial statements and notes thereto are incorporated by reference into this Proxy Statement/Prospectus.

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ADDITIONAL INFORMATION RELATING TO THE REORGANIZATIONS

Description of the Reorganizations

This section describes the details of the Reorganizations. This is a summary of the material terms of the Reorganization transaction, as set forth in the form of Reorganization Plan found in Appendix A. If a Reorganization is approved, a Merging Fund and the Acquiring Fund will enter into the Reorganization Plan. Each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

If approved, each Reorganization will be effectuated by merging the respective Merging Fund into the Acquiring Fund, which we expect to take place as follows:

•	The Closing Date for the Reorganization will be a fixed date, currently estimated to be May 15, 2026.
•	The Merging Fund’s NAV will be calculated on that date in accordance with its prospectus and Statement of Additional Information.
•	After this, substantially all of the assets and liabilities of the Merging Fund will be transferred to the Acquiring Fund. In return, the Acquiring Fund will deliver to the Merging Fund shares of the Acquiring Fund and assume all liabilities of the Merging Fund.
o	The shares of the Acquiring Fund issued to the Merging Fund will have an aggregate NAV equal to the aggregate NAV of the Merging Fund’s shares outstanding as of the close of trading on the NYSE Exchange on the Closing Date.
•	After the Merging Fund receives the shares of the Acquiring Fund, the Merging Fund will distribute those Acquiring Fund shares to its shareholders.
o	The Acquiring Fund shares are distributed to former Merging Fund shareholders as follows: the Trust’s transfer agent will open new accounts on the Acquiring Fund’s transfer books in the names of the shareholders (other than shareholders that already have Acquiring Fund share accounts) and transfer those Acquiring Fund shares to the newly opened and existing accounts.
o	These newly opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of full and fractional (rounded to the third decimal place) shares of the Acquiring Fund that the corresponding Merging Fund is to receive under the terms of the Reorganization Plan. See “Terms of the Reorganization” below.
•	Each Merging Fund will be terminated as a series of the Trust.
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Accordingly, as a result of a Reorganization, a Merging Fund shareholder will own shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Merging Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Merging Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

The Reorganization Plan contains customary representations, warranties, and conditions. The Reorganization Plan may be terminated with respect to a Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Reorganization Plan may be terminated or amended by the mutual consent of the parties.

The Trust is a Delaware statutory trust. As such, the Trust’s operations are governed by the Trust Instrument and By-laws and applicable Delaware law. The operations of the Trust are also subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Capitalization

The following table sets forth, as of December 29, 2025, (a) the unaudited capitalization of each Merging Fund’s Class A, Class C, and Institutional Class shares; and (b) the unaudited pro forma combined capitalization of the Acquiring Fund’s Class A, Class C, and Institutional Class shares assuming the proposed Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity. Accordingly, the following should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date. Pro forma numbers are estimated in good faith and hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganizations. At the closing of each Reorganization, shareholders of the Merging Fund will receive the Acquiring Fund shares based on the aggregate NAV of the shares of the Merging Fund on the Closing Date.

The information in the capitalization table below is for informational purposes only. There is no assurance that a Reorganization will be consummated. Shareholders of the Merging Funds will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the Merging Fund shares that the shareholders own immediately prior to the respective Reorganization.

Fund/Class	Net Assets	Net Asset Value Per Share^	Shares Outstanding
Assuming Consummation of Muni Impact Reorganization
Muni Impact – Class A	$75,646	$16.29	4,642.639
Muni Impact – Class C	$36,901	$16.29	2,264.783
Muni Impact – Institutional Class	$79,328,895	$16.29	4,870,981.408
Acquiring Fund – Class A	$2,970,344	$11.07	268,360.155
Acquiring Fund – Class C	$1,316,016	$11.07	118,869.218
Acquiring Fund – Institutional Class	$182,065,068	$11.08	16,437,275.200
Pro Forma Adjustments – Class A	$75,646	$11.07	6,831.851
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Fund/Class	Net Assets	Net Asset Value Per Share^	Shares Outstanding
Pro Forma Adjustments – Class C	$36,901	$11.07	3,332.729
Pro Forma Adjustments – Institutional Class	$79,328,895	$11.08	7,161,397.756
Acquiring Fund After Reorganization (pro forma) – Class A (1)	$3,045,990	$11.07	275,192.006
Acquiring Fund After Reorganization (pro forma) – Class C (1)	$1,352,917	$11.07	122,201.947
Acquiring Fund After Reorganization (pro forma) – Institutional Class (1)	$261,393,963	$11.08	23,598,672.956
Assuming Consummation of Muni High Income Reorganization
Muni High Income – Class A	$989,762	$9.39	105,395.617
Muni High Income – Class C	$73,650	$9.41	7,828.764
Muni High Income – Institutional Class	$66,805,252	$9.40	7,109,122.708
Acquiring Fund – Class A	$2,970,344	$11.07	268,360.155
Acquiring Fund – Class C	$1,316,016	$11.07	118,869.218
Acquiring Fund – Institutional Class	$182,065,068	$11.08	16,437,275.200
Pro Forma Adjustments – Class A	$989,762	$11.07	89,400.618
Pro Forma Adjustments – Class C	$73,650	$11.07	6,654.803
Pro Forma Adjustments – Institutional Class	$66,805,252	$11.08	6,031,205.185
Acquiring Fund After Reorganization (pro forma) – Class A (1)	$3,960,106	$11.07	357,760.773
Acquiring Fund After Reorganization (pro forma) – Class C (1)	$1,389,666	$11.07	125,524.021
Acquiring Fund After Reorganization (pro forma) – Institutional Class (1)	$248,870,319	$11.08	22,468,480.385
Assuming Consummation of both Muni Impact and Muni High Income Reorganizations
Pro Forma Adjustments – Class A	$1,065,408	$11.07	96,232.469
Pro Forma Adjustments – Class C	$110,551	$11.07	9,987.532
Pro Forma Adjustments – Institutional Class	$146,134,147	$11.08	13,192,602.941
Acquiring Fund Assuming Consummation of Both Reorganizations (pro forma) – Class A (1)	$4,035,752	$11.07	364,592.624
Acquiring Fund Assuming Consummation of Both Reorganizations (pro forma) – Class C (1)	$1,426,567	$11.07	128,856.750
Acquiring Fund Assuming Consummation of Both Reorganizations (pro forma) – Institutional Class (1)	$328,199,215	$11.08	29,629,878.941
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(1) No adjustments have been made with respect to the cost of the Reorganization because NBIA is paying for the costs of the Reorganization, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by NBIA. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Portfolio Turnover

Each Merging Fund and the Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows each Fund’s portfolio turnover rate for the fiscal year ended October 31, 2025.

Portfolio Turnover Rate
Muni Impact	48%
Muni High Income	91%
Acquiring Fund	83%

Federal Income Taxes

The combination of each Merging Fund and the Acquiring Fund in each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of each Reorganization, the Trust will receive an opinion from K&L Gates LLP to the effect that the Reorganization will be a tax-free reorganization. Accordingly, neither the Merging Funds nor its shareholders will recognize gain or loss as a result of the Reorganizations. For the Merging Fund shareholders, the tax basis of the Acquiring Fund shares received should be the same as the basis of the Merging Fund shares exchanged and the holding period of the Acquiring Fund shares received should include the holding period of the Merging Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganizations. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. Nevertheless, should a Merging Fund engage in the sale of securities prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization.

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To the extent that a portion of a Merging Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Merging Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Merging Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

As of the end of its taxable year ending October 31, 2025, Muni Impact had an aggregate capital loss carryforward of approximately $3,717,358. This loss carryforward is available to offset future realized net capital gains.

As of the end of its taxable year ending October 31, 2025, Muni High Income had an aggregate capital loss carryforward of approximately $13,286,118. This loss carryforward is available to offset future realized net capital gains.

As of the end of its taxable year ending October 31, 2025, the Acquiring Fund had an aggregate capital loss carryforward of approximately $7,228,654. This loss carryforward is available to offset future realized net capital gains.

The Acquiring Fund’s ability to use the Merging Funds’ loss carry forwards to offset post-Reorganization gains will be subject to annual limitations.

Prior to the Closing Date of a Reorganization a Merging Fund will pay to its shareholders a cash distribution consisting of any undistributed net tax-exempt interest income, any undistributed investment company taxable income and/or any undistributed realized net capital gains, to the extent such distributions are necessary. Except with respect to exempt interest dividends, this distribution would be taxable to Merging Fund shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Portfolio Repositioning

The Acquiring Fund has a similar investment strategy in that it also invests mainly in securities of municipal issuers, but there are differences between the investment objective, principal investment strategy, principal risks, and fundamental investment policies of each Merging Fund and Acquiring Fund. As a result, certain changes in each Merging Fund’s portfolio will be required to “align” the portfolio with the Acquiring Fund.

The Adviser currently anticipates that, prior to or immediately after the Reorganization, approximately 11% of Muni Impact’s securities and approximately 2% of Muni High Income’s securities will be sold as a result of repositioning the securities of the respective Merging Fund in connection with the Reorganization. The Adviser estimates that the total brokerage commissions incurred as a result of repositioning the Merging Funds will be approximately $50,000. The Acquiring Fund will pay any fees payable to governmental authorities for the registration or

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qualification of the Acquiring Fund shares distributable to each Merging Fund’s shareholders pursuant to the Reorganizations and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Acquiring Fund.

Expenses of the Reorganizations

The costs of each Reorganization will be borne by the Adviser, whether or not a Reorganization is consummated. The costs associated with the Reorganizations will not affect the NAV of the Merging Funds.

Share Certificates

No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Shareholder Information

As of January 16, 2026, no person was known by a Fund to own beneficially or of record 5% or more of any class of shares of such Fund, except as follows:

Muni Impact
Class	Name and Address	Percentage of Shares Held
Class A	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	61.09%
	National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	7.03%
	National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	31.86%
Class C	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	34.72%
	National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	65.28%
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Muni Impact
Class	Name and Address	Percentage of Shares Held
Institutional Class	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	5.16%
	National Financial Serv Corp LLC For the Exclusive Benefit of Our Customers ATTN Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	21.22%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 211 Main St San Francisco, CA 94105-1901	14.48%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	8.20%

Muni High Income
Class	Name and Address	Percentage of Shares Held
Class A	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	7.25%
	National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	5.90%
	MLPF&S for the Sole Benefit of its Customers ATTN Fund Administration (9EGS6) 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	22.41%
	Vanguard Brokerage Services 100 Vanguard Blvd Malvern, PA 19355-2331	30.89%
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Muni High Income
Class	Name and Address	Percentage of Shares Held
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis, MN 55401-7582	5.36%
	Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York, NY 10004-1965	17.58%
Class C	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	14.43%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	53.38%
	National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	32.19%
Institutional Class	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	15.04%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St San Francisco, CA 94105-1901	12.52%
	National Financial Serv Corp LLC For the Exclusive Benefit of Our Customers ATTN Mutual Funds Dept 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	68.26%
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Acquiring Fund
Class	Name and Address	Percentage of Shares Held
Class A	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	19.98%
	Merrill Lynch Pierce Fenner & Smith Inc. Fund Administration ATTN Service Team ATTN Fund Administration (98055) 4800 Deer Lake Dr E Fl. 2 Jacksonville, FL 32246-6484	55.87%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	6.46%
	Raymond James Omnibus For Mutual Funds House Account Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	5.80%
Class C	Merrill Lynch Pierce Fenner & Smith Inc. Fund Administration ATTN Service Team 4800 Deer Lake Dr E Fl. 2 Jacksonville, FL 32246-6484	68.87%
	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego, CA 92121-3091	6.44%
	Raymond James Omnibus For Mutual Funds House Account Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	15.38%
Institutional Class	MLPF&S For the Sole Benefit of Its Customers ATTN Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	6.15%
	National Financial Services LLC For the Exclusive Benefit of Our Customers ATTN Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	84.14%
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As of January 16, 2026 the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Muni High Income
Name and Address	Percentage of Shares Held
National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	67.20%

Acquiring Fund
Name and Address	Percentage of Shares Held
National Financial Serv Corp LLC 499 Washington Blvd Jersey City, NJ 07310-1995	78.94%

Shareholder Rights and Description of Securities to Be Issued

The Trust is organized as a Delaware statutory trust and its operations are governed by its organizational documents and applicable Delaware law. The Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time. The operations of the Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder. The Trust’s Declaration of Trust is referred to in this discussion as a “Trust Instrument.”

The Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series. Similarly, the Trust Instrument provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.

The Trust Instrument provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders. Under the Trust Instrument, shareholders of a series are entitled to one vote for each full share held and fractional votes for any fraction of a share held. Voting rights are not cumulative with respect to the election of the Trustees of the Trust. The Trust Instrument does not provide for annual meetings. The Trust Instrument provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. The Trust Instrument further provides for shareholder voting with respect to the election of Trustees, amendments to the Trust Instrument affecting shareholder

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voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider desirable. The Trust Instrument requires the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series.

VOTING INFORMATION

Voting Rights

Merging Fund shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or any fraction of a share is entitled to one vote or fraction thereof. As of the Record Date, for Muni Impact, there were 4,643.372 shares of Class A, 2,266.055 shares of Class C, and 4,809,751.234 shares of Institutional Class of the Fund issued and outstanding. As of the Record Date, for Muni High Income, there were 105,536.805 shares of Class A, 7,841.127 shares of Class C, and 7,216,643.331 shares of Institutional Class of the Fund issued and outstanding.

For each Merging Fund, if the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the Reorganization and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Merging Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Merging Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the reorganization proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the shareholder. However, if a shareholder fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportion as shares voted in the other individual retirement accounts for which instructions are received.

For situations in which advisers have proxy voting discretion, they will vote the proposal in accordance with their proxy voting policies. Generally, this means that NBIA intends to exercise its discretion to vote “FOR” the Reorganization for the shares over which it holds proxy voting

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authority. NBIA will provide the information regarding the Reorganization to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares. Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts. NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Merging Fund. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.

Quorum; Adjournment

A quorum with respect to each Merging Fund is constituted by one-third of the Merging Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” the Proposal in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve the Reorganization are not received or for any other purpose. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

Vote Required

Shareholders of a Merging Fund must approve of its respective Reorganization. Approval of a Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of a Merging Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Merging Fund present at the Meeting if more than 50% of the outstanding shares of the Merging Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Merging Fund.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote through the Internet at the website address printed on the enclosed proxy card or voting instruction card.

GENERAL INFORMATION

Ownership of Shares

Information regarding ownership of shares is included above.

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Payment of Solicitation Expenses

Solicitation is made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card(s) or voting instruction card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of a Merging Fund (none of whom will receive additional compensation therefore). NBIA serves as each Fund’s investment manager and administrator. In addition, each Merging Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement/Prospectus and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by NBIA. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement/Prospectus, also will be borne by NBIA. The aggregate cost of retaining such proxy solicitation firm is expected to be about $35,000 in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials.

Other Matters to Come Before the Meeting

The Merging Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Merging Funds may be voted only in person or by written proxy.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2025. The Trustees will call a special meeting of shareholders of the Funds only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at such meeting.

Shareholders who wish to nominate Trustees or make proposals to be voted on must provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Trust. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee to the attention of the Chief Compliance Officer (“CCO”) of the Trust, or

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to Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Trust’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Please advise the Fund, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus to supply to the beneficial owners of these shares.

By order of the Board of Trustees,

Claudia A. Brandon

Secretary of the Trust
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APPENDIX A

PLAN OF REORGANIZATION AND DISSOLUTION

THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted by NEUBERGER BERMAN INCOME FUNDS, a Delaware statutory trust (“Trust”), on behalf of Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal High Income Fund (each, a “Target”), and Neuberger Berman Municipal Intermediate Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof. (Acquiring Fund and each Target is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof.

The Trust wishes to effect two separate reorganizations, each described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund and Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance hereof refers only to a single Reorganization and a single Target, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

The Trust’s Amended and Restated Declaration of Trust, dated as of December 29, 1992 (“Trust Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and Neuberger Berman Investment Advisers LLC, each Fund’s investment manager (“Manager”), has the authority to buy and sell securities for it. The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and

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that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Target offers three classes of shares designated Class A shares, Class C shares an Institutional shares (“Target Class A Shares, “Target Class C Shares,” and Target Institutional Class Shares”, respectively, and collectively, “Target Shares”). Acquiring Fund offers four classes of shares, designated Class A shares, Class C shares, Investor shares and Institutional shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Class C Shares”, “Acquiring Fund Investor Class Shares” and “Acquiring Fund Institutional Class Shares”, respectively, and collectively, “Acquiring Fund Shares”). The Funds’ identically designated shares have identical characteristics, rights, and preferences.

1.   PLAN OF REORGANIZATION AND DISSOLUTION

1.1 Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (i) Acquiring Fund Class A Shares determined by dividing Target’s net value with respect to its Target Class A Shares by the net asset value (“NAV”) of an Acquiring Fund Class A Share, (ii) Acquiring Fund Class C Shares determined by dividing Target’s net value with respect to its Target Class C Shares by the NAV of an Acquiring Fund Class C Share, and (iii) Acquiring Fund Institutional Shares determined by dividing the Target’s net value with respect to its Target Institutional Class Shares by the NAV of an Acquiring Fund Institutional Class Share (in each case computed as set forth in paragraphs 2.1 and 2.2), and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records -- Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

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1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by the Manager pursuant to paragraph 5. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4 If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (e.g., the account for each Shareholder of Target holding Target Class A Shares shall be credited with the respective pro rata number of Acquiring Fund Class A Shares due that Shareholder). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of the Trust and dissolve Target under Delaware law shall be taken -- and in all events Target shall have been so terminated and dissolved as soon as reasonably practicable after the Effective Time -- and Trust shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination and dissolution. After the Effective Time, Target shall not conduct any business except in connection with that termination and dissolution.

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1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated and dissolved. In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.      VALUATION

2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank & Trust Company, in its capacity as the Trust’s custodian and fund accounting agent (“State Street”), or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.      CLOSING AND EFFECTIVE TIME

3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at 4:00 p.m., Eastern Time, on [May 15], 2026, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV of an Acquiring Fund Share of either class is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2 The Trust shall direct State Street, as the custodian of the Funds’ assets, or other appropriate service provider to the Trust to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including

A-4

all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3 The Trust shall direct its transfer agent to deliver at the Closing (a) a Certificate stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional outstanding Target Shares each Shareholder owns, and (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records.

3.4. The Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4.      CONDITIONS PRECEDENT

4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b) The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will

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terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e) Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statements of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statements, for the two fiscal years) ended October 31, 2025, have been audited by Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f) Since October 31, 2025, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g) All federal, state, and local tax returns and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance

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in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h) Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i) Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j) At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k) To the best of the Trust’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number

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of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of that value is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) will be taken into account for this purpose.

4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b) The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring

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Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d) Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statements of Changes in Net Assets, for the two fiscal years) ended October 31, 2025, have been audited by E&Y and are in accordance with GAAP, present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e) Since October 31, 2025, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

(f) All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in

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respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g) Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h) Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i) At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j) Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

(k) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem

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any Acquiring Fund Shares issued in the Reorganization -- either directly or through any transaction, agreement, or arrangement with any other person -- except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

(m)  Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n)  Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p) Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of that value will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose; and

(q) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)  No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein Target’s information statement and Acquiring Fund’s prospectus (“Registration Statement”), and a post-effective amendment to its

A-11

registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c) The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d) Target’s shareholders will pay their own expenses (such as fees of investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h) None of the compensation the Manager (or any affiliate thereof) receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares; none of the Acquiring Fund Shares any Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Manager (or any affiliate thereof) will be for services actually

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rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Manager or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(j) will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(k) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(l) The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(m) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(n) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(o) The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth

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in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(1) Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

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Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.  EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund. Subject to satisfaction of the condition contained in paragraph 4.3(j), the Manager shall bear, and has agreed with the Trust to bear, all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees, but excluding all brokerage and similar costs, if any, incurred in connection with the Reorganization, which shall be borne by the Fund that directly incurs them or for whose benefit they were incurred. Notwithstanding the foregoing, all expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.  TERMINATION OF PLAN

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.  AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner.

8.  MISCELLANEOUS

8.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.

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The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of [     ], 2026

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APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. The Acquiring Fund will retain its performance history after the Reorganizations. The financial information shown below is for each Merging Fund and the Acquiring Fund for the periods prior to the Reorganization. The accounting policies of the Acquiring Fund are consistent with the accounting policies of each Merging Fund.

The information reflects financial results for Class A, Class C, and Institutional Class shares of each Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment for each class of shares of the Fund. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of each Fund and the notes thereto included in those Fund’s Form N-CSR for the fiscal year ended October 31. 2025. The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, whose report is included in the Fund’s Form N-CSR for the fiscal year ended October 31. 2025.

B-1

Muni Impact—Class A

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	17.82	17.73	15.50	15.36	16.19
Plus:
Income from investment operations
Net investment income (loss)(3)	0.23	0.21	0.27	0.37	0.40
Net gains (losses)—unrealized and realized	(0.02)	(2.19)	(0.14)	0.83	0.14
Subtotal: income (loss) from investment operations	0.21	(1.98)	0.13	1.20	0.54
Minus:
Distributions to shareholders
Income dividends	0.23	0.21	0.27	0.37	0.41
Capital gain distributions	0.07	0.04	—	—	—
Subtotal: distributions to shareholders	0.30	0.25	0.27	0.37	0.41
Equals:
Share price (NAV) at end of year	17.73	15.50	15.36	16.19	16.32
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.80	0.80	0.80	0.80	0.80
Gross expenses(1)	1.43	3.06	1.07	2.68	2.14
Net investment income—actual	1.29	1.28	1.69	2.25	2.51
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	1.22	(11.26)	0.81	7.80	3.39
Net assets at end of year (in millions of dollars)	0.1	0.1	0.1	0.1	0.1
Portfolio turnover rate (%)	20	20	27	69	48

(1)  Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(2)  Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

(3)  The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4)  Does not include the effect of sales charges.

B-2

Muni Impact—Class C

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	17.82	17.73	15.50	15.36	16.19
Plus:
Income from investment operations
Net investment income (loss)(3)	0.10	0.10	0.15	0.24	0.28
Net gains (losses)—unrealized and realized	(0.02)	(2.20)	(0.14)	0.83	0.14
Subtotal: income (loss) from investment operations	0.08	(2.10)	0.01	1.07	0.42
Minus:
Distributions to shareholders
Income dividends	0.10	0.09	0.15	0.24	0.29
Capital gain distributions	0.07	0.04	—	—	—
Subtotal: distributions to shareholders	0.17	0.13	0.15	0.24	0.29
Equals:
Share price (NAV) at end of year	17.73	15.50	15.36	16.19	16.32
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.55	1.55	1.55	1.55	1.55
Gross expenses(1)	2.22	6.71	1.86	5.62	4.56
Net investment income—actual	0.55	0.62	0.92	1.50	1.77
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	0.46	(11.92)	0.05	7.00	2.62
Net assets at end of year (in millions of dollars)	0.0	0.1	0.0	0.0	0.0
Portfolio turnover rate (%)	20	20	27	69	48

(1) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(2) Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4) Does not include the effect of sales charges.

B-3

Muni Impact—Institutional Class

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	17.81	17.72	15.50	15.35	16.19
Plus:
Income from investment operations
Net investment income (loss)(1)	0.29	0.28	0.33	0.43	0.46
Net gains (losses)—unrealized and realized	(0.01)	(2.19)	(0.15)	0.84	0.13
Subtotal: income (loss) from investment operations	0.28	(1.91)	0.18	1.27	0.59
Minus:
Distributions to shareholders
Income dividends	0.30	0.27	0.33	0.43	0.47
Capital gain distributions	0.07	0.04	—	—	—
Subtotal: distributions to shareholders	0.37	0.31	0.33	0.43	0.47
Equals:
Share price (NAV) at end of year	17.72	15.50	15.35	16.19	16.31
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.43	0.43	0.43	0.43	0.43
Gross expenses(2)	0.84	0.81	0.85	0.86	0.84
Net investment income—actual	1.65	1.65	2.06	2.62	2.89
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	1.59	(10.88)	1.11	8.27	3.71
Net assets at end of year (in millions of dollars)	83.8	76.7	69.1	74.2	79.6
Portfolio turnover rate (%)	20	20	27	69	48

(1) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(2) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(3) Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

B-4

Muni High Income—Class A

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.31	10.81	8.74	8.49	9.46
Plus:
Income from investment operations
Net investment income (loss)(3)	0.26	0.25	0.30	0.32	0.34
Net gain/(losses)—realized and unrealized	0.50	(2.07)	(0.24)	0.97	(0.03)
Subtotal: income (loss) from investment operations	0.76	(1.82)	0.06	1.29	0.31
Minus:
Distributions to shareholders
Income dividends	0.26	0.25	0.31	0.32	0.34
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.26	0.25	0.31	0.32	0.34
Equals:
Share price (NAV) at end of year	10.81	8.74	8.49	9.46	9.43
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.87	0.90	0.87	0.87	0.87
Gross expenses(1)	1.19	1.46	1.32	1.70	1.55
Net investment income (loss)—actual	2.40	2.48	3.31	3.47	3.61
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	7.44	(17.03)	0.47	15.36	3.35
Net assets at end of year (in millions of dollars)	1.1	1.0	0.9	0.8	1.0
Portfolio turnover rate (%)	59	79	59	116	91

(1) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(2) Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4) Does not include the effect of sales charges.

B-5

Muni High Income—Class C

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.33	10.83	8.75	8.50	9.48
Plus:
Income from investment operations
Net investment income (loss)(3)	0.18	0.17	0.23	0.25	0.27
Net gain/(losses)—realized and unrealized	0.50	(2.07)	(0.24)	0.98	(0.03)
Subtotal: income (loss) from investment operations	0.68	(1.90)	(0.01)	1.23	0.24
Minus:
Distributions to shareholders
Income dividends	0.18	0.18	0.24	0.25	0.27
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.18	0.18	0.24	0.25	0.27
Equals:
Share price (NAV) at end of year	10.83	8.75	8.50	9.48	9.45
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.62	1.64	1.62	1.62	1.62
Gross expenses(1)	2.00	3.78	2.00	3.65	3.38
Net investment income (loss)—actual	1.64	1.70	2.53	2.72	2.85
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	6.63	(17.72)	(0.28)	14.61	2.59
Net assets at end of year (in millions of dollars)	0.2	0.1	0.1	0.1	0.1
Portfolio turnover rate (%)	59	79	59	116	91

(1) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(2) Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4) Does not include the effect of sales charges.

B-6

Muni High Income—Institutional Class

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.32	10.82	8.74	8.49	9.47
Plus:
Income from investment operations
Net investment income (loss)(3)	0.30	0.28	0.34	0.36	0.37
Net gain/(losses)—realized and unrealized	0.50	(2.07)	(0.25)	0.98	(0.04)
Subtotal: income (loss) from investment operations	0.80	(1.79)	0.09	1.34	0.33
Minus:
Distributions to shareholders
Income dividends	0.30	0.29	0.34	0.36	0.37
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.30	0.29	0.34	0.36	0.37
Equals:
Share price (NAV) at end of year	10.82	8.74	8.49	9.47	9.43
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.50	0.52	0.50	0.50	0.50
Gross expenses(1)	0.77	0.83	0.97	1.04	1.04
Net investment income (loss)—actual	2.76	2.81	3.67	3.84	3.98
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	7.83	(16.80)	0.84	15.90	3.63
Net assets at end of year (in millions of dollars)	145.1	84.3	62.6	63.3	64.8
Portfolio turnover rate (%)	59	79	59	116	91

(1) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.

(2) Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

B-7

Acquiring Fund—Class A

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.99	12.07	10.39	10.37	10.93
Plus:
Income from investment operations
Net investment income (loss)(3)	0.18	0.18	0.24	0.27	0.28
Net gain/(losses)—realized and unrealized	0.14	(1.59)	(0.02)	0.56	0.17
Subtotal: income (loss) from investment operations	0.32	(1.41)	0.22	0.83	0.45
Minus:
Distributions to shareholders
Income dividends	0.18	0.17	0.24	0.26	0.29
Capital gain distributions	0.06	0.07	—	—	—
Tax return of capital	—	0.03	—	0.01	0.00
Subtotal: distributions to shareholders	0.24	0.27	0.24	0.27	0.29
Equals:
Share price (NAV) at end of year	12.07	10.39	10.37	10.93	11.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.67	0.67	0.67	0.67	0.67
Gross expenses(1)	0.82	0.96	0.84	0.90	0.89
Net investment income (loss)—actual	1.50	1.63	2.19	2.43	2.60
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	2.64	(11.88)	2.06	8.02	4.16
Net assets at end of year (in millions of dollars)	2.0	2.2	3.4	3.4	3.0
Portfolio turnover rate (%)	43	49	58	89	83

(1) Shows what this ratio would have been if there had been no expense reimbursement.

(2) Would have been lower if the Manager had not reimbursed certain expenses.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4) Does not include the effect of sales charges.

B-8

Acquiring Fund —Class C

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	12.00	12.08	10.40	10.38	10.94
Plus:
Income from investment operations
Net investment income (loss)(3)	0.09	0.10	0.15	0.19	0.20
Net gain/(losses)—realized and unrealized	0.13	(1.60)	(0.01)	0.56	0.15
Subtotal: income (loss) from investment operations	0.22	(1.50)	0.14	0.75	0.35
Minus:
Distributions to shareholders
Income dividends	0.08	0.08	0.16	0.18	0.20
Capital gain distributions	0.06	0.07	—	—	—
Tax return of capital	—	0.03	—	0.01	0.00
Subtotal: distributions to shareholders	0.14	0.18	0.16	0.19	0.20
Equals:
Share price (NAV) at end of year	12.08	10.40	10.38	10.94	11.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.42	1.42	1.42	1.42	1.42
Gross expenses(1)	1.58	1.79	1.48	1.80	1.68
Net investment income (loss)—actual	0.74	0.83	1.42	1.70	1.83
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	1.87	(12.53)	1.30	7.22	3.28
Net assets at end of year (in millions of dollars)	1.6	0.4	0.3	1.2	1.4
Portfolio turnover rate (%)	43	49	58	89	83

(1) Shows what this ratio would have been if there had been no expense reimbursement.

(2) Would have been lower if the Manager had not reimbursed certain expenses.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

(4) Does not include the effect of sales charges.

B-9

Acquiring Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2021	2022	2023	2024	2025
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	12.00	12.08	10.40	10.38	10.94
Plus:
Income from investment operations
Net investment income (loss)(3)	0.23	0.22	0.27	0.31	0.32
Net gain/(losses)—realized and unrealized	0.13	(1.59)	(0.01)	0.56	0.16
Subtotal: income (loss) from investment operations	0.36	(1.37)	0.26	0.87	0.48
Minus:
Distributions to shareholders
Income dividends	0.22	0.21	0.28	0.30	0.33
Capital gain distributions	0.06	0.07	—	—	—
Tax return of capital	—	0.03	—	0.01	0.00
Subtotal: distributions to shareholders	0.28	0.31	0.28	0.31	0.33
Equals:
Share price (NAV) at end of year	12.08	10.40	10.38	10.94	11.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.30	0.30	0.30	0.30	0.30
Gross expenses(1)	0.44	0.46	0.48	0.49	0.48
Net investment income (loss)—actual	1.86	1.98	2.55	2.80	2.95
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	3.02	(11.54)	2.44	8.42	4.44
Net assets at end of year (in millions of dollars)	224.4	155.2	164.0	177.8	178.2
Portfolio turnover rate (%)	43	49	58	89	83

(1) Shows what this ratio would have been if there had been no expense reimbursement.

(2) Would have been lower if the Manager had not reimbursed certain expenses.

(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

B-10

APPENDIX C

MORE INFORMATION ABOUT THE ACQUIRING FUND’S

STRATEGIES AND RISKS

Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

C-1

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Municipal Securities. Municipal securities include, among other types of instruments, general obligation bonds, revenue bonds, private activity bonds, anticipation notes and tax-exempt commercial paper. General obligation bonds are backed by the full taxing power of the issuing governmental entity. Revenue bonds are backed only by the income from a specific project, facility, or tax. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. Anticipation notes are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating requirements.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield, with a higher risk of default, or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not realize the full anticipated benefit from such investment. The likelihood of a call also may impact the price of a security. In addition, the Fund may also realize a taxable gain or loss on such securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests

C-2

may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques, analysis and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (‘‘Rule 18f-4’’). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a ‘‘limited derivatives user’’ as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. In addition, during periods of market volatility, such exchanges or clearing organizations may suspend or limit trading in a derivative, which may make the contract temporarily illiquid and difficult to price.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. A relatively small price movement in a derivative may result in substantial losses to the Fund, exceeding the amount of the margin paid. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

C-3

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party

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to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities, which would not generate income for shareholders, and may incur costs to protect its investment. These securities may present a substantial risk of default or may be in default. Distressed securities involve the substantial risk that principal will not be repaid. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid-ask prices of such securities may be greater than expected.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, such as brokerage commissions, dealer mark-ups and other costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rate changes can be sudden and unpredictable and may be made in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, perceptions of risk and other factors. A changing interest rate environment increases certain risks, including the potential for periods of volatility. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase

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interest rate risk and can magnify the Fund’s losses. Accordingly, the holder of an inverse floater could lose more than its principal investment.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, perceived poor management performance, changes in economic or political conditions or in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows or other factors, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Such securities may be unsecured or have insufficient collateral and may be subordinated to other creditors, which increases the risk of loss on these securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

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Adverse publicity and investor perceptions, such as a high profile default, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods and may not have the same impact on all types of securities and instruments. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific

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asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that Neuberger Berman Municipal Intermediate Bond Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item. Consult your tax adviser for more information.

Municipal securities may also have exposure to potential risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair the source of revenues backing a municipal issuer’s revenue bonds, which would adversely impact the Fund.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is excludable from gross income for federal income tax. If any municipal security held by Neuberger Berman Municipal Intermediate Bond Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the Manager may restrict certain uses of AI tools, the Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade

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the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Regulators in the U.S. adopted a number of changes to regulations involving the markets and issuers, some of which implicate a Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.

Regulators in the U.S. are expected to permit funds to offer both mutual fund share classes and ETF share classes pursuant to exemptive relief. There are structural and operational differences between mutual funds and ETFs, which give rise to different shareholder rights along with other differences in this structure, including differences in portfolio transaction costs and distributions. Any use of this structure by a Fund, if available to it, would be subject to the terms and conditions of such exemptive relief.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur

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relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. The sale of assets to meet redemption requests may cause the Fund to realize capital gains, which would result in the Fund having to distribute such gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from open-end funds that hold large amounts of fixed income securities; such

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a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. The distributions from inverse floaters will be reduced (and potentially eliminated) if short-term interest rates increase. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. Tender option bonds may have some of the same characteristics as an investment in derivatives. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The impact of a closed foreign market on the Fund is likely to be greater if a large portion of the Fund’s investments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. The value of the Fund’s investments may change on days or during time

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periods when investors are not able to purchase or sell Fund shares. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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APPENDIX D

More Information about the Acquiring Fund

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should a Fund engage in borrowing or securities lending, or should a Fund use derivatives, it will be subject to the additional risks associated with these practices and securities, some or all of which may already be included in its “principal investment strategies.”

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal. Furthermore, Neuberger Berman Municipal Intermediate Bond Fund could earn income that is not exempt from federal income tax. In addition, to the extent a Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

A Fund may change its goal without shareholder approval.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg 7-Year General Obligation (G.O.) Index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk

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management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $508 billion in total assets (as of 12/31/2024) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific services for NBIA, including services for the Funds, which may involve, among other services, advisory services and portfolio management, research and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is available in the Funds’ Form N-CSR for the period ending October 31, 2024.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

For the 12 months ended 10/31/2024, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.41%, 0.41% and 0.29%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

James L. Iselin is a Managing Director of the Manager. Mr. Iselin has managed the Fund since 2007. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

S. Blake Miller, CFA, is a Managing Director of the Manager. Mr. Miller has managed the Fund since 2010. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Your Investment

Shares of the Funds generally are available only through financial intermediaries. For certain investors, shares of a Fund may also be available directly from Neuberger Berman BD LLC, the Funds’ Distributor. See “Maintaining Your Account”.

Choosing a Share Class

The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

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Factors you should consider in choosing a class of shares include:

■ how long you expect to own the shares

■ how much you intend to invest

■ total expenses associated with owning shares of each class

■ whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■ whether you plan to take any distributions in the near future

■ availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge

For all Funds, except Neuberger Berman Strategic Income Fund, up to 4.25% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)

For Neuberger Berman Strategic Income Fund, up to 2.50% (reduced for purchases of $50,000 or more and eliminated for purchases of $250,000 or more)

Contingent deferred sales charge	None (except that for all Funds other than Neuberger Berman Strategic Income Fund, a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge, and for Neuberger Berman Strategic Income Fund, a charge of 0.75% applies to certain redemptions made within 18 months following purchases of $250,000 or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	Automatic conversion into Class A shares of the same Fund at the end of the month following the eighth anniversary of the purchase date of Class C shares. Class C shares held through a financial intermediary may be converted pursuant to the conversion schedule or eligibility requirements of such financial intermediary. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period as the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible to automatically convert pursuant to the conversion feature. Please see the Statement of Additional Information for more information regarding the conversion privileges of Class C shares.
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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds’ Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

For shareholders who are eligible to buy Institutional Class shares directly from the Distributor (“Eligible Investors”) and Predecessor Investors (as defined below), instructions for buying shares directly from the Distributor are under “Buying Shares.”

If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.

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When you buy shares—Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds’ transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. Dividends normally are first earned the business day after your purchase order is received in proper form. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. If you purchase shares of the Fund through an investment provider or other financial intermediary, you may be subject to different investment minimums. Please contact your financial intermediary for further information regarding investment minimums.

Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. If you bought your shares directly from the Distributor, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million (for Predecessor Investors, at least $2,000) worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds. Institutional Class shareholders of a

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Fund as of the opening of regular trading on the Exchange on July 1, 2009, may continue to hold and buy Institutional Class shares of the Fund as long as they continuously maintain an account of at least $1 million in Institutional Class shares of the Fund; however, this minimum may be waived by the Distributor in certain cases. Predecessor Investors may continue to hold and buy Institutional Class shares of the Neuberger Berman Municipal Impact Fund as long as they continuously maintain an account in Institutional Class shares of the Neuberger Berman Municipal Impact Fund. Shareholders who held Institutional Class shares of the Neuberger Berman Municipal Impact Fund through an investment provider as of the opening of regular trading on the Exchange on March 11, 2013, may continue to hold and buy Institutional Class shares of the Neuberger Berman Municipal Impact Fund as long as they continuously maintain their account in Institutional Class shares of the Neuberger Berman Municipal Impact Fund with the same investment provider.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the reinvestment is made into the same account from which you redeemed the shares or received the distribution, and (iii) redeemed shares were subject to a front-end or deferred sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares—There are three things to remember when making an exchange:

■ both accounts must have the same registration

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■ you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■ because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Predecessor Investors may exchange into Class A shares of another fund in the fund family (except Neuberger Berman International Select Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Strategic Income Fund) without paying a sales charge. Predecessor Investors may only exchange into Trust Class shares of Neuberger Berman International Select Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Strategic Income Fund. Currently, most, but not all, funds in the fund family offer Class A shares. If a fund in the fund family does not offer Class A shares, Predecessor Investors may exchange into Investor Class shares of that fund, if available.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

If you bought your shares directly from the Distributor, you have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to SS&C Global Investor & Distribution Solutions, Inc.) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you.

There are two cases in which proceeds may be delayed beyond this time:

■in unusual circumstances where the law allows additional time if needed

■if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds’ Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

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The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Other policies— Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:

■ suspend the offering of shares

■ reject any exchange or purchase order

■ suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order change, suspend, or revoke the exchange privilege

■ suspend the telephone order privilege

■ satisfy an order to sell Fund shares with securities rather than cash

■ suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■ suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■ suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■ change investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■ remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

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Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds’ shares available to you or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund

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and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund’s offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

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Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Funds’ Statement of Additional Information for additional detail about the Funds’ fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities

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available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you purchase shares directly from the Distributor, see “Direct Investors” for information about privileges and services.

Sales Charges

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on shares of a Fund, see below, visit www.nb.com or call 1-877-628-2583. If you purchased shares of a Fund through a Financial Intermediary you may contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

For all Funds, except Neuberger Berman Strategic Income Fund

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	4.25%	4.44%	4.00%
$50,000 or more but less than $100,000	3.75%	3.90%	3.50%
$100,000 or more but less than $250,000	3.25%	3.36%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
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For Neuberger Berman Strategic Income Fund
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	2.50%	2.56%	2.25%
$50,000 or more but less than $100,000	2.25%	2.30%	2.00%
$100,000 or more but less than $250,000	2.00%	2.04%	1.75%
$250,000 or more and certain other investments described below	None	None	0.75%

For all Funds, except Neuberger Berman Strategic Income Fund

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

For Neuberger Berman Strategic Income Fund

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 0.75% charge for Neuberger Berman Strategic Income Fund described below due to rounding.

Except as provided below, for Neuberger Berman Strategic Income Fund, investments in Class A shares of $250,000 or more may be subject to a 0.75% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors and Predecessor Investors (see “Direct Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds’ Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

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Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.

Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors and Predecessor Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus and it is the responsibility of the intermediary to monitor for and implement such policies and procedures. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.

Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:

1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2. current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3. current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4. immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5. companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

6. insurance company separate accounts;

7. NB Group and its affiliated companies;

8. an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9. financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

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10. Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

11.Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12. Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds’ shares are offered at NAV on such IRA platform; and

13. Qualified Tuition Programs under Section 529 of the Code.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■ trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■ business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■ individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;

■ endowments or foundations established and controlled by you or your immediate family; or

■ 529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■ for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■ made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■ for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■ for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■ for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

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Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■ permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■ tax-free returns of excess contributions to IRAs

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■ redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■ distributions from an IRA upon the shareholder’s attainment of age 59½

■ the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■ purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares. The part of each of Neuberger Berman Municipal High Income Fund’s, Neuberger Berman Municipal Impact Fund’s and Neuberger Berman Municipal Intermediate Bond Fund’s income dividends that it reports to its shareholders in writing as “exempt-interest dividends” (essentially, the part of its dividends equal to the excess of its interest income that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) is excludable from its shareholders’ gross income for those purposes. Accordingly, shares of Neuberger Berman Municipal High Income Fund,

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Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund are not appropriate investments for exempt investors.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts are subject to federal income tax.

Distributions of taxable income dividends and net realized capital gains, if any, generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

As noted above, exempt-interest dividends from each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund are excludable from federal gross income. However, part of each of Neuberger Berman Municipal High Income Fund’s, Neuberger Berman Municipal Impact Fund’s and Neuberger Berman Municipal Intermediate Bond Fund’s exempt-interest dividends may be a Tax Preference Item, which could have adverse tax consequences for a high-income individual who otherwise would owe comparatively little in federal income tax. Each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund also may invest in securities or use techniques that produce taxable income; your tax statement will identify any distributions of income of this type.

If, for any taxable year, a Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year)—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.

How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax—An individual shareholder’s distributions from a Fund (other than exempt-interest dividends) and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on taxable Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year.

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It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s taxable distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution of taxable income, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares (including for Predecessor Investors, Fund shares received in exchange for Empire Builder Tax Free Bond Fund shares) that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Funds’ default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Direct Investors

Eligible Investors, Predecessor Investors, and Grandfathered Investors are collectively referred to as “Direct Investors”.

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

“Predecessor Investors” are investors who hold their shares of Neuberger Berman Municipal Impact Fund directly with Neuberger Berman BD LLC, the Fund’s Distributor, who held Institutional Class shares of Neuberger Berman Municipal Impact Fund as of the opening of regular trading on the Exchange on March 11, 2013, and who have continuously maintained an account directly with Neuberger Berman BD LLC since that date. Predecessor Investors do not include any investment providers who have accounts with the Fund or shareholders who invest through such investment providers. A Predecessor Investor who fails to continuously maintain an account in Institutional Class shares of Neuberger Berman Municipal Impact Fund will not be able to exchange shares of another fund in the fund family into Institutional Class shares of Neuberger Berman Municipal Impact Fund.

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Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone®—Grandfathered Investors and Predecessor Investors only. Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you. As a Fund shareholder, you can use the web site to access account information 24 hours a day.

If you are a Direct Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares—Direct Investors

Method	Things to know	Instructions
Sending us a check

Grandfathered Investors and Predecessor

Investors: Your first investment must be at least $1,000

Additional investments can be as little as $100

Eligible Investors: Your first investment must be at least

$1 million

Direct Investors: We cannot accept cash, money orders,

starter checks, travelers checks, or other cash equivalents

We do accept Bank Checks and Cashier’s Checks from U.S.

Financial Institutions

You will be responsible for any losses or fees resulting

from a bad check; if necessary, we may sell other shares

belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman

Funds”; we cannot accept checks made out to you or

other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds

P.O. Box 219189

Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds

430 West 7th Street

Suite 219189

Kansas City, MO 64105-1407

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Wiring money	Grandfathered Investors and Predecessor Investors: All wires must be for at least $1,000 Eligible Investors: Your first investment must be at least $1 million

Grandfathered Investors and Predecessor

Investors: Before wiring any money, call 800-877-9700

for an order confirmation

Eligible Investors: Before wiring any money, call

800-366-6264 for an order confirmation

Direct Investors: Have your financial institution send

your wire to SS&C Global Investor & Distribution Solutions,

Inc.

Include your name, the Fund name, your account number

and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same

name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it

has been placed

If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or a financial intermediary, please call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts

If you are an individual retail investor, please call

800-877-9700 to notify us of your purchase

If you are an institution or a financial intermediary, please call 800-366-6264 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

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Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or a financial intermediary, please call 800-366-6264 for instructions

Selling Shares—Direct Investors

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your

proceeds by check to the address of record, payable to the

registered owner(s)

If you have designated a bank account on your

application, you can request that we wire the proceeds to

this account; if the total balance of all of your Neuberger

Berman fund accounts is less than $100,000, you will be

charged an $8.00 wire fee

You can also request that we send the proceeds to your

designated bank account by electronic transfer (ACH)

without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and

daytime telephone number when you write to us in the

event we need to reach you

Send us a letter requesting us to sell shares signed by all

registered owners; include your name, account number,

the Fund name, the dollar amount or number of shares

you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds

P.O. Box 219189

Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds

430 West 7th Street

Suite 219189

Kansas City, MO 64105-1407

Sending us a fax

Grandfathered Investors and Predecessor

Investors: For amounts of up to $100,000

Eligible Investors: For amounts of up to $250,000

Direct Investors: Not available if you have changed the

address on the account in the past 15 days

Write a request to sell shares as described above

If you are an individual retail investor, please call

800-877-9700 to obtain the appropriate fax number

If you are an institution or a financial intermediary, please call 800-366-6264 to obtain the appropriate fax number

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Calling in your order

Grandfathered Investors and Predecessor

Investors: All phone orders to sell shares must be for at

least $1,000 unless you are closing out an account

Direct Investors: Not available if you have declined the

phone option or are selling shares in certain retirement

accounts (The only exception is for those retirement

shareholders who are at least 59½ or older and have their

birthdates on file)

Not available if you have changed the address on the

account in the past 15 days

If you are an individual retail investor, please call

800-877-9700 to place your order

If you are an institution or a financial intermediary, please call 800-366-6264 to place your order

Give your name, account number, the Fund name, the

dollar amount or number of shares you want to sell, and

any other instructions

Exchanging into another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same

name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it

has been placed

If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or a financial intermediary, please call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or a financial intermediary, please call 800-366-6264 for instructions

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary

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maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund are generally posted 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for each Fund’s previous fiscal year. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

Each Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in a Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.

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Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below, and it is the responsibility of the intermediary to monitor for and implement such policies and procedures. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

■ Transaction size breakpoints, as described in this prospectus or the SAI.

■ Rights of accumulation (ROA), as described in this prospectus or the SAI.

■ Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

■ shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■ shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

■ shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

■ shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■ shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■ shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

■ redemptions due to death or disability of the shareholder

■ shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

■ redemptions made in connection with a return of excess contributions from an IRA account

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■ shares purchased through a Right of Reinstatement (as defined above)

■ redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Baird:

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■ Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

■ Shares purchased from the proceeds of redemptions from another Fund within the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■ A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

■ Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

■ Shares sold due to death or disability of the shareholder

■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■ Shares bought due to returns of excess contributions from an IRA Account

■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus

■ Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■ Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■ Breakpoints as described in this Prospectus

■ Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■ Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after December 18, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings in the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

■ Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

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Rights of Accumulation (“ROA”)

■ The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

■ The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

■ ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

■ Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

■ If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

■ Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

■ Shares purchased in an Edward Jones fee-based program.

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

■ The redemption and repurchase occur in the same account.

■ The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

■ Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

■ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

■ Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

■ Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

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If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■ The death or disability of the shareholder

■ Systematic withdrawals with up to 10% per year of the account value

■ Return of excess contributions from an Individual Retirement Account (IRA)

■ Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■ Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■ Shares exchanged in an Edward Jones fee-based program

■ Shares acquired through NAV reinstatement

■ Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

*****************************************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

■ Initial purchase minimum: $250

■ Subsequent purchase minimum: none

Minimum Balances

■ Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■ A fee-based account held on an Edward Jones platform

■ A 529 account held on an Edward Jones platform

■ An account with an active systematic investment plan or LOI

Exchanging Share Classes

■ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. Morgan Securities LLC:

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

■ Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

■ Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

■ Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

■ Shares purchased through rights of reinstatement.

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■ Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

■ A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

■ Shares sold upon the death or disability of the shareholder.

■ Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■ Shares purchased in connection with a return of excess contributions from an IRA account.

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■ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■ Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

■ Breakpoints as described in the prospectus.

■ Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

■ Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Janney Montgomery Scott LLC:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■ Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■ Shares acquired through a right of reinstatement.

■ Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■ Shares sold upon the death or disability of the shareholder.

■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

■ Shares purchased in connection with a return of excess contributions from an IRA account.

■ Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.

■ Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■ Shares acquired through a right of reinstatement.

■ Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■ Breakpoints as described in the Fund’s Prospectus.

■ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill:

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred,

D-29

or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers available at Merrill

■ Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■ Shares purchased through a Merrill investment advisory program

■ Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■ Shares purchased through the Merrill Edge Self-Directed platform

■ Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■ Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■ Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

■ Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■ Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■ Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

■ Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■ Shares sold due to return of excess contributions from an IRA account

■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■ Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load Discounts Available at Merrill:
Breakpoints, Rights of Accumulation & Letters of Intent

■ Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■ Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

D-30

Morgan Stanley Wealth Management:

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■ Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■ Shares purchased through a Morgan Stanley self-directed brokerage account

■ Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.:

Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■ Shares purchased by or through a 529 Plan

■ Shares purchased through a OPCO affiliated investment advisory program

■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■ A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■ Employees and registered representatives of OPCO or its affiliates and their family members

■ Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■ Death or disability of the shareholder

■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■ Return of excess contributions from an IRA Account

■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

■ Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■ Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■ Breakpoints as described in this Prospectus.

D-31

■ Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

■ Shares purchased in an investment advisory program.

■ Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■ Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■ A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

■ Death or disability of the shareholder.

■ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

■ Return of excess contributions from an IRA Account.

■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

■ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.

■ Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■ Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■ Breakpoints as described in this Prospectus.

■ Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services, Inc.

Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

D-32

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 12, 2026

NEUBERGER BERMAN INCOME FUNDS

NEUBERGER BERMAN MUNICIPAL HIGH INCOME FUND

NEUBERGER BERMAN MUNICIAL IMPACT FUND

(each a “Merging Fund”)

and

NEUBERGER BERMAN MUNICIPAL INTERMEDIATE BOND FUND

(the “Acquiring Fund”)

1290 Avenue of the Americas
New York, New York 10104-0002
800-877-9700

800-366-6264

Each Merging Fund will be reorganized into the Acquiring Fund as follows:
Neuberger Berman Municipal High Income Fund	à	Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Municipal Impact Fund

Acquiring Fund	Institutional Class	Class A	Class C:
Neuberger Berman Municipal Intermediate Bond Fund	NMNLX	NMNAX	NMNCX

This Statement of Additional Information (“SAI”) is being furnished to shareholders of each Merging Fund, in connection with the reorganization of each Merging Fund into the Acquiring Fund, each a series of Neuberger Berman Income Funds, as described in the Proxy Statement/Prospectus (“Reorganization”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	the Statement of Additional Information for the Neuberger Berman Income Funds, dated February 26, 2025, which is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0001013762-25-000188); and
2.	the Annual Report of the Neuberger Berman Income Funds for the fiscal year ended October 31, 2025, which has previously been sent to shareholders of the respective Fund and the related financial statements, both of which are on file with the SEC (http://www.sec.gov), (File No. 811-03802) (Accession No. 0000898432-26-000013).

Each proposed Reorganization is not contingent upon the approval by shareholders of the other Merging Fund, and a proposed Reorganization would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.

For the Reorganization, the Acquiring Fund will be the surviving legal entity, and the Acquiring Fund will retain its own accounting history. Information regarding the Acquiring Fund’s daily and month-end performance can be found at www.nb.com.

Each Merging Fund’s Annual Report has previously been transmitted to the Merging Fund’s shareholders and its Form N-CSR is on file with the SEC, and the Acquiring Fund’s Annual Report has previously been transmitted to the Acquiring Fund’s shareholders and its Form N-CSR is on file with the SEC.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated February 12, 2026, relating to the Reorganization. This SAI is not an offer to sell any shares of the Acquiring Fund. A written offer can be made only by a prospectus. The SAI that is incorporated by reference above includes information about other funds in the Neuberger Berman Income Funds that are not relevant to the Reorganization. Please disregard that information. The Proxy Statement/Prospectus, the SAIs, Annual Reports, and Form N-CSRs of each of the Merging Funds and Acquiring Fund may be obtained, without charge, from Neuberger Berman Investment Advisers LLC (the “Adviser”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the Fund’s number or visiting the Fund’s website, as listed above.

No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Acquiring Fund or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by the Acquiring Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” and “Neuberger” names and logos and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC or Neuberger Berman Group LLC. ©2026 Neuberger Berman BD LLC, distributor. All rights reserved.

ii

FINANCIAL STATEMENTS

The audited financial statements of each Merging Fund and the Acquiring Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements are incorporated herein by reference from the Funds’ Form N-CSR for the fiscal year ended October 31, 2025.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and each Merging Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, and both Reorganizations together, are included in the section entitled “Summary-Fees and Expenses” in the Proxy Statement/Prospectus.

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

There are no material differences in the accounting, valuation and tax policies of each Merging Fund as compared to those of the Acquiring Fund.

For the Reorganization, the Acquiring Fund will be the surviving legal entity, and the Acquiring Fund will retain its own accounting history. There are no material differences in accounting policies of the Acquiring Fund as compared to those of each Merging Fund.

The Reorganization will not result in a material change to a Merging Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by a Merging Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Merging Fund modified to show the effects of any such change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Merging Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio immediately following the Reorganization. While the portfolio managers of the Acquiring Fund anticipate retaining a portion of each Merging Fund’s holdings following the closing of the Reorganization, the portfolio managers of the Acquiring Fund do anticipate that approximately 11% of Neuberger Berman Municipal Impact Fund’s securities and approximately 2% of Neuberger Berman Municipal High Income Fund’s securities will be sold as a result of repositioning the securities of the respective Merging Fund in connection with the Reorganization to keep the Acquiring Fund’s portfolio consistent with its principal investment strategies. The Adviser estimates that the total brokerage commissions incurred as a result of repositioning the Merging Funds will be approximately $50,000. The Acquiring Fund will pay any fees payable to governmental authorities for the registration or qualification of the Acquiring Fund shares distributable to each Merging Fund’s shareholders pursuant to the Reorganizations and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Acquiring Fund.

NEUBERGER | BERMAN

1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) **Vote on the ProxyVote App**
   a. Download the app from the App Store or Google Play
   b. Scan the QR Barcode with your mobile device
   c. Follow the instructions provided
   Or vote on the ProxyVote website
   a. Go to website www.proxyvote.com or scan the QR Barcode above
   b. Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82699-S29072

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 31, 2026.

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

V82700-S29072

NEUBERGER BERMAN MUNICIPAL HIGH INCOME FUND

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN MUNICIPAL HIGH INCOME FUND, appoint Brian Kerrane, Claudia A. Brandon and Gariel Nahoum, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN MUNICIPAL HIGH INCOME FUND shares on your behalf at the meeting of shareholders. The meeting will take place in person on Tuesday, March 31, 2026, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Board of Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

NEUBERGER | BERMAN

1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) **Vote on the ProxyVote App**
   a. Download the app from the App Store or Google Play
   b. Scan the QR Barcode with your mobile device
   c. Follow the instructions provided
   Or vote on the ProxyVote website
   a. Go to website www.proxyvote.com or scan the QR Barcode above
   b. Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82701-S29072

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 31, 2026.
The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

V82702-S29072

NEUBERGER BERMAN MUNICIPAL IMPACT FUND

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN MUNICIPAL IMPACT FUND, appoint Brian Kerrane, Claudia A. Brandon and Gariel Nahoum, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN MUNICIPAL IMPACT FUND shares on your behalf at the meeting of shareholders. The meeting will take place in person on Tuesday, March 31, 2026, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Board of Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.